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                                                                    EXHIBIT 10.8


                            TAX ALLOCATION AGREEMENT

                                  BY AND AMONG

                          RELIANT ENERGY, INCORPORATED

                          AND ITS AFFILIATED COMPANIES

                                       AND

                             RELIANT RESOURCES, INC.

                          AND ITS AFFILIATED COMPANIES


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                            TAX ALLOCATION AGREEMENT

                  THIS TAX ALLOCATION AGREEMENT (this "Agreement") is entered into as of December 31, 2000, by and among Reliant Energy, Incorporated ("REI"), a Delaware corporation, each REI Affiliated Company (as defined below), Reliant Resources, Inc. ("UNREGCO"), a Delaware corporation, and each UNREGCO Affiliated Company (as defined below) in connection with the Restructuring and Spinoff (as defined below).


                                    RECITALS

                  WHEREAS, REI is the common parent of an affiliated group of corporations within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which currently files a consolidated Federal Income Tax (as defined below) return, and which, together with other affiliated corporations, is a successor party to the Tax Sharing Agreement (as defined below);

                  WHEREAS, as set forth in the Master Separation Agreement entered into as of December 31, 2000 (the "Master Separation Agreement"), and subject to the terms and conditions thereof, REI, UNREGCO and each member of the REI Consolidated Group (as defined below) have determined it would be appropriate and desirable for REI to reorganize its operations to separate further its unregulated businesses from its regulated businesses (the "Restructuring"), and as part of such restructuring, as more fully discussed in the Master Separation Agreement, to form REGCO (as defined below) as the new holding company for REI's regulated businesses;

                  WHEREAS REI contemplates that as part of the Restructuring, REI will make an initial public offering (the "IPO") of UNREGCO common stock that will reduce REI's ownership of UNREGCO to not less than the amount required for REI to control UNREGCO within the meaning of Section 368(c) of the Code and, for REI to satisfy the stock ownership requirement of Section 1504(a)(2) of the Code with respect to the stock of UNREGCO;

                  WHEREAS subsequent to the IPO, REGCO will be formed and MERGERCO2, a transitory wholly-owned subsidiary of REGCO, has been or will be formed to merge with and into REI, with REI surviving as a wholly-owned subsidiary of REGCO;

                  WHEREAS, in connection with the Restructuring, REI will distribute its shares of UNREGCO common stock to REGCO (the "First Distribution") and REGCO will distribute all of its shares of UNREGCO common stock, on a pro rata basis, to the holders of the common stock of REGCO, subject to the terms and conditions of the Master Separation Agreement (the "Distribution");

                  WHEREAS, the First Distribution and the Distribution are intended to qualify as tax free distributions under Section 355 of the Code;

                  WHEREAS, upon the Distribution, UNREGCO and REGCO will cease to be members of the same affiliated group for Federal Income Tax purposes; and


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                  WHEREAS, in contemplation of the Distribution the parties
hereto have determined to enter into this Agreement, setting forth their agreement with respect to certain Tax matters.

                  NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS

                  1.1 In General. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Adequate Assurances" means posting a bond or providing a letter of credit reasonably acceptable to the Indemnitee; provided, however, if the Indemnifying Party fails to post such bond or provide such letter of credit, the Indemnifying Party shall provide cash equal to the Indemnity Amount to the Indemnitee not less than thirty (30) days prior to the date on which such Tax would become due and payable by the Indemnitee.

                  "Audit" includes any audit, assessment of Taxes, other examination by any Tax Authority, proceeding, or appeal of such a proceeding relating to Taxes, whether administrative or judicial, including proceedings relating to competent authority determinations.

                  "Code" means the Internal Revenue Code of 1986, as amended, including interpretations issued thereunder through (i) Treasury Regulations,
(ii) court decisions and (iii) revenue rulings, notices and other generally applicable pronouncements of the Service.

                  "Consolidated Group" means an affiliated group under Section 1504(a) of the Code that files a Consolidated Return.

                  "Consolidated Return" means any Tax Return with respect to Federal Income Taxes filed on a consolidated basis.

                  "Consolidated Return Regulations" means the Treasury Regulations promulgated under Chapter 6 of Subtitle A of the Code, including, as applicable, any predecessors or successors thereto.

                  "Consolidated Return Year" means any taxable year for which a Consolidated Return is filed.

                  "Consolidated State Tax" means any Tax incurred by a Legal Entity that is not a Federal Income Tax and that is filed on a combined, unitary, or consolidated basis.

                  "Consolidated State Tax Return" means a Tax Return filed with respect to a Consolidated State Tax liability.

                  "Control" means stock constituting a 50% or greater interest under Section 355(e) of the Code.


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                  "DIT" means any "deferred intercompany transaction" or
"intercompany transaction" within the meaning of the Treasury Regulations (or predecessors thereto).

                  "Distribution" has the meaning set forth in the Recitals to this Agreement.

                  "Distribution Date" means the date on which the Distribution is effective.

                  "Estimated Federal Installment Payment" has the meaning set forth in Section 4.1(c).

                  "Estimated UNREGCO State Installment Payment" has the meaning set forth in Section 4.1(e).

                  "Estimated REI State Installment Payment" has the meaning set forth in Section 4.1(d)(i).

                  "Excluded Adjustment Payments" means (i) an increase in Tax liability related to an UNREGCO Retained Tax liability as a result of a Redetermination, (ii) an increase in an UNREGCO Consolidated State Tax liability as a result of a Redetermination and (iii) an increase in Tax liability related to a Temporary Tax Adjustment.

                  "Federal Income Tax" means any Tax imposed under Subtitle A of the Code (including the Taxes imposed by Sections 11, 55, and 1201(a) of the Code and any Tax imposed on a Consolidated Group), and any interest, additions to Tax or penalties applicable or related thereto, and any other income-based U.S. federal Tax which is hereinafter imposed upon corporations.

                  "Federal Income Tax Return" means a Tax Return filed with respect to a Federal Income Tax liability.

                  "Filing Party" has the meaning set forth in Section 2.3(b) of this Agreement.

                  "Final Determination" means with respect to any issue (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final and not subject to further appeal, (ii) a closing agreement (whether or not entered into under Section 7121 of the Code) or any other binding settlement agreement (whether or not with the Service) entered into in connection with or in contemplation of an administrative or judicial proceeding, or (iii) the completion of the highest level of administrative proceedings if a judicial contest is not or is no longer available. A "Final Determination" shall also include an agreement that the parties mutually designate as a Final Determination regarding any issue.

                  "First Distribution" has the meaning set forth in the Recitals to this Agreement.

                  "First Spinoff" means the separation of UNREGCO from REI through the First Distribution.


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                  "Foreign Country" means any country, or political subdivision of a country, other than the United States of America.

                  "Foreign Legal Entity" means any Legal Entity that is organized under the laws of a Foreign Country.

                  "Income Taxes" means (1) any Tax based upon, measured by, or calculated with respect to (A) net income or profits (including any capital gains tax, minimum tax and any tax on items of Tax preference, but not including sales, use, real or personal property, gross or net receipts, transfer or similar taxes) or (B) multiple bases if one or more of the bases upon which such tax may be based, measured by, or calculated with respect to, is described in clause (A) above, or (2) any U.S. state or local income and/or franchise tax.

                  "Indemnified Liability" has the meaning set forth in Section 6.3.

                  "Indemnifying Party" has the meaning set forth in Section 6.2(d) of this Agreement.

                  "Indemnitee" has the meaning set forth in Section 6.2(d) of this Agreement.

                  "Indemnity Amount" has the meaning set forth in Section 6.5.

                  "Initial Private Letter Ruling" means the first private letter ruling issued by the Service to REI or its successor, REGCO, in connection with the First Spinoff and the Spinoff.

                  "Legal Entity" means a corporation, partnership, limited liability company or other legal entity under the corporation, partnership, limited liability company or other organizational laws of a state or other jurisdiction.

                  "Master Separation Agreement" has the meaning set forth in the Recitals to this Agreement.

                  "MERGERCO2" has the meaning set forth in the Recitals to this Agreement.

                  "Non-Filing Party" means with respect to a particular Tax Return (i) UNREGCO if the Legal Entity that filed such Tax Return was REI or a member of the REI Group (or as successors, REGCO or a member of the REGCO Group) or (ii) REI (or its successor REGCO) if the Legal Entity that filed such Tax Return was UNREGCO or a member of the UNREGCO Group.

                  "Non-Filing Party Responsible Taxes" has the meaning set forth in Section 7.3(a).

                  "Option Deduction Reallocation" has the meaning set forth in
Section 5.4(h).

                  "Other Tax Item Refund" has the meaning set forth in Section 5.2(c).

                  "Post-Distribution Period" means any taxable period beginning after the Distribution Date.


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                  "Pre-Distribution Period" means any taxable period ending on or prior to the Distribution Date.

                  "Pre-1997 Tax Liability" means the Tax liability of the former NorAm Energy Corp. and any Legal Entity that was in the same Consolidated Group as NorAm Energy Corp. prior to August 6, 1997, to the extent such Tax liability
(i) relates to a Tax period ending on or before, or that includes, August 6, 1997, and (ii) relates to a Legal Entity that is or was a member (or whose successor is a member) of the UNREGCO Consolidated Group.

                  "Pro Forma UNREGCO Returns" has the meaning set forth in
Section 2.4(a).

                  "Prohibited Act" has the meaning set forth in Section 6.2(c).

                  "Prohibited Transaction" has the meaning set forth in Section 6.2(b).

                  "Redetermination" means any redetermination that occurs as the result of an Audit by the Service (or the relevant state, local or foreign governmental authority), a claim for refund, an amended Tax Return or otherwise, and that is resolved by a Final Determination.

                  "Redetermination Interest" has the meaning set forth in
Section 5.6(e).

                  "Redetermination Tax" has the meaning set forth in Section 5.6(e).

                  "REGCO" has the meaning set forth in the Recitals to this Agreement and is the Legal Entity referred to as Regco in the Master Separation Agreement.

                  "REGCO Affiliated Company" means at a given time any corporation that (i) would be a member of the affiliated group, as defined under
Section 1504(a) of the Code, on the assumption that REGCO is the common parent of such affiliated group and (ii) is not a member of the UNREGCO Group.

                  "REGCO Consolidated Group" means with respect to a particular Tax period a Consolidated Group in which REGCO is the common parent for all or a portion of such Tax period.

                  "REGCO Group" means REGCO and each REGCO Affiliated Company.

                  "REI Affiliated Company" means at a given time any corporation that (i) would be a member of the affiliated group, as defined under Section 1504(a) of the Code, on the assumption that REI is the common parent of such affiliated group and (ii) is not a member of the UNREGCO Group.

                  "REI Consolidated Group" means with respect to a particular Tax period a Consolidated Group in which REI is the common parent for all or a portion of such Tax period.

                  "REI Consolidated State Tax" means a Consolidated State Tax for a particular Tax period for which REI or a member of the REI Group (or its successors REGCO or the


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REGCO Group) has the legal obligation to file a Tax Return with respect to such
Consolidated State Tax.

                  "REI Consolidated State Tax Return" means a Tax Return filed with respect to an REI Consolidated State Tax.

                  "REI Estimated UNREGCO State Installment Payment" has the meaning set forth in Section 4.1(e)(ii).

                  "REI Estimated UNREGCO State Installment Refund" has the meaning set forth in Section 4.1(e)(ii).

                  "REI Group" means REI and each REI Affiliated Company.

                  "REI Stock Award" means an award of stock options, restricted stock, performance shares or other equity-based award which is payable in, or measured based on the value of, the common stock of REI (or its successor REGCO).

                  "RES Temporary Tax Adjustment" means a Temporary Tax Adjustment that is caused as a result of a Redetermination that resulted in an increase or decrease to an item of income, deduction, gain or loss attributable to Reliant Energy Services, Inc.

                  "Restricted Period" means the period beginning two years before the Distribution Date and ending two years after the Distribution Date.

                  "Restructuring" has the meaning set forth in the Recitals to this Agreement.

                  "Restructuring Tax" means any Tax imposed as a result of the transactions contemplated by the Restructuring.

                  "Ruling Documents" means (1) the request for a ruling under
Section 355 and various other sections of the Code, that have been or will be filed with the Service in connection with the First Spinoff or the Spinoff, together with any supplemental filings or ruling requests or other materials subsequently submitted on behalf of REI (or its successor, REGCO), its subsidiaries and shareholders to the Service, the appendices and exhibits thereto, and any rulings issued by the Service to REI in connection with the First Spinoff or the Spinoff or (2) any similar filings submitted to, or rulings issued by, any other Tax Authority in connection with the First Spinoff or the Spinoff.

                  "Separate State Tax" means any Tax incurred by a Legal Entity that is not a Federal Income Tax and that is filed on a separate company basis.

                  "Separate State Tax Return" means any Tax Return filed with respect to a Separate State Tax liability.

                  "Separate UNREGCO Tax Item" has the meaning set forth in
Section 2.4(b).

                  "SFAS 109" has the meaning set forth in Section 5.6(b).


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                  "Service" means the Internal Revenue Service.

                  "Spinoff" means the separation of UNREGCO from REGCO through the Distribution.

                  "Straddle Period" means any Tax period that begins before but ends after the Distribution Date.

                  "Subpart F Tax" has the meaning set forth in Section 5.4(g).

                  "Tax" includes any charges, fees, levies, imposts, duties, or other assessments of a similar nature, including income, alternative or add-on minimum, gross receipts, profits, lease, service, service use, wage, wage withholding, employment, workers compensation, business occupation, occupation, premiums, environmental, estimated, excise, employment, sales, use, transfer, license, payroll, franchise, severance, stamp, occupation, windfall profits, withholding, social security, unemployment, disability, ad valorem, estimated, highway use, commercial rent, capital stock, paid up capital, recording, registration, property, real property gains, value added, business license, custom duties, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by any Tax Authority including any interest, additions to tax, or penalties applicable or related thereto.

                  "Tax Adjustment" has the meaning set forth in Section 5.6(a).

                  "Tax Authority" means any governmental authority or any subdivision, agency, commission or authority thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the Service).

                  "Tax Expert" means a partner specializing in Federal Income Tax matters at a nationally recognized law firm or a partner specializing in Federal Income Tax matters at a Big 5 accounting firm.

                  "Tax Item" means any item of income, gain, loss, deduction or credit, or other attribute that may have the effect of increasing or decreasing any Tax.

                  "Tax Law" means any federal, state, local or foreign law with respect to Taxes, including the Code and Treasury Regulations.

                  "Tax Return" means any return, report, certificate, form or similar statement or document (including, any related or supporting information or schedule attached thereto and any information return, amended Tax Return, claim for refund or declaration of estimated Tax) required to be supplied to, or filed with, a Tax Authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

                  "Tax Sharing Agreement" means the Tax Sharing Agreement, dated as of August 6, 1997, entered into by and among Houston Industries, Incorporated, NorAm Energy Corp., and Houston Industries Energy, Inc.


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                  "Temporary Tax Adjustment" has the meaning set forth in
Section 5.6(b).

                  "Temporary Tax Adjustment Balance" has the meaning set forth in Section 5.6(d).

                  "Temporary Tax Adjustment Payment" has the meaning set forth in Section 5.6(g).

                  "Temporary Tax Adjustment Payment Balance" has the meaning set forth in Section 5.6(f).

                  "Transition Services Agreement" refers to the agreement entered into between the parties as of December 31, 2000.

                  "Treasury Regulations" means the final, temporary and proposed income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "UNREGCO" has the meaning set forth in the Recitals to this Agreement.

                  "UNREGCO Affiliated Company" means at a given time any corporation that would be a member of the affiliated group, as defined under
Section 1504(a) of the Code, on the assumption that UNREGCO is the common parent of such affiliated group.

                  "UNREGCO Basket Interest" means UNREGCO Interest that is not UNREGCO Non-Basket Interest.

                  "UNREGCO Consolidated Group" means with respect to a particular Tax period a Consolidated Group in which UNREGCO is the common parent for all or a portion of such Tax period.

                  "UNREGCO Consolidated State Tax" means a Consolidated State Tax for a particular Tax period for which UNREGCO or a member of the UNREGCO Group has the legal obligation to file a Tax Return with respect to such Consolidated State Tax.

                  "UNREGCO Consolidated State Tax Return" means a Tax Return filed with respect to an UNREGCO Consolidated State Tax.

                  "UNREGCO Estimated Federal Installment Payment" has the meaning set forth in Section 4.1(c)(ii).

                  "UNREGCO Estimated Federal Installment Refund" has the meaning set forth in Section 4.1(c)(ii).

                  "UNREGCO Estimated REI State Installment Payment" has the meaning set forth in Section 4.1(d) (ii).

                  "UNREGCO Estimated REI State Installment Refund" has the meaning set forth in Section 4.1(d)(ii).


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                  "UNREGCO Group" means UNREGCO and each UNREGCO Affiliated
Company.

                  "UNREGCO Interest" has the meaning set forth in Section 5.6(h)(i).

                  "UNREGCO Non-Basket Interest" means UNREGCO Interest that relates to a Federal Income Tax that is incurred by the REI Consolidated Group (or successor REGCO Consolidated Group) for a Pre-Distribution Period or Straddle Period as a result of a Redetermination and that is related to a transaction that UNREGCO or an UNREGCO Affiliated Company entered into on or after January 1, 2001.

                  "UNREGCO Option Payment" means a payment UNREGCO is obligated to make to REI pursuant to Section 5.4(h) as a result of an Option Deduction Reallocation.

                  "UNREGCO Retained Tax Liability" means a Pre-1997 Tax Liability, an NOL Carryback Refund, or an Other Tax Item Refund.

                  "UNREGCO Stock Award" means an award of stock options, restricted stock, performance shares or other equity-based award which is payable in, or measured based on the value of, the common stock of UNREGCO.

                  1.2 Construction Principles. As used in this Agreement, the singular shall be deemed to include the plural and vice versa, and the captions and section headings are inserted for convenience of reference only and are not intended to have any significance for the interpretation of, or construction of, the provisions of this Agreement.

SECTION 2.        PREPARATION AND FILING OF TAX RETURNS.

                  2.1 In General.

                  (a) (i) With respect to any Pre-Distribution Period and any Straddle Period, except as provided in Section 2.1(a)(ii), REI (or its successor REGCO) shall timely file or cause to be filed all Tax Returns required to be filed that include any member or members of the REI Group, the REGCO Group or the UNREGCO Group for any portion of such period; any such return that includes a member of the UNREGCO Group shall be subject to the reasonable review and approval of UNREGCO.

                      (ii) With respect to any Pre-Distribution Period and any Straddle Period, UNREGCO (on behalf of itself and each UNREGCO Affiliated Company) shall timely file or cause to be filed all Tax Returns for UNREGCO Consolidated State Taxes and for Separate State Taxes of UNREGCO or any UNREGCO Affiliated Company.

                  (b) REI (or its successor REGCO) shall timely file or cause to be filed any Tax Return required to be filed that includes any member of the REI Group or REGCO Group for any Post-Distribution Period. UNREGCO shall timely file or cause to be filed any Tax Return required to be filed that includes any member of the UNREGCO Group for any Post-Distribution Period.


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                  (c) Notwithstanding this Section 2.1, for the term of the
Transition Services Agreement, the allocation of responsibility for preparing Tax Returns between REI (or its successor REGCO) and UNREGCO shall be as set forth in the Transition Services Agreement.

                  2.2 Information and Cooperation.

                  (a) In addition to any obligation imposed elsewhere under this Agreement, REI, REGCO and UNREGCO shall provide each other all documents and information, and make available employees and officers of REI, REGCO and UNREGCO, as reasonably requested by the other party, on a mutually convenient basis during normal business hours, to aid the other party (i) in preparing any Tax Return described in Section 2.1 of this Agreement to the extent the information needed for completing such Tax Return relates to any Pre-Distribution Period or Straddle Period, (ii) in preparing any Tax Return required to be completed by REI (or its successor REGCO) under the Transition Services Agreement, (iii) to contest any Audit of any such Tax Return, (iv) to assist on a timely basis the other party to respond in a timely manner to requests for information or similar inquiries from the Public Utility Commission of Texas (or its successor) or a similar body from any other state in connection with a rate case (or similar proceeding) and (v) in preparing the notice in accordance with Section 5.6(e).

                  (b) In the case of any Tax Return for a Pre-Distribution Period or a Straddle Period described in Section 2.1 of this Agreement, REI (or its successor REGCO) will provide UNREGCO with a copy of that portion of each such Tax Return to the extent it relates to UNREGCO or any UNREGCO Affiliated Company, together with all related Tax accounting work papers, as soon as practicable after such Tax Return becomes available. In addition, REI (or its successor REGCO) will provide to employees of UNREGCO responsible for preparing a Tax Return of UNREGCO or any UNREGCO Affiliated Company for any Pre-Distribution Period, Straddle Period or Post-Distribution Period with access to any private letter rulings, together with any requests therefor and related documents and any other relevant information, as it relates to UNREGCO or an UNREGCO Affiliated Company for any period prior to the Distribution Date, and will provide UNREGCO with a copy of such rulings or documents to the extent that the issues discussed therein are relevant to UNREGCO or a UNREGCO Affiliated Company, not later than thirty (30) days after the receipt of a written request therefor.

                  (c) Notwithstanding any other provision of this Agreement, neither REI, any REI Affiliated Company, REGCO nor any REGCO Affiliated Company shall be required to provide UNREGCO or any UNREGCO Affiliated Company access to or copies of any information that relate to REI, any REI Affiliated Company, REGCO or any REGCO Affiliated Company unless it also relates to UNREGCO or an UNREGCO Affiliated Company. In the event that REI or REGCO determines that the provision of any information to UNREGCO or any UNREGCO Affiliated Company could be commercially detrimental, violate any law or agreement or waive any privilege that may be asserted under applicable law including, any privilege arising under or relating to the attorney-client relationship (including the attorney-client (including the protections under Section 7525 of the Code) and work product privileges), the accountant-client privilege, and any privilege relating to internal evaluation processes, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.


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                  (d) Notwithstanding any other provision of this Agreement
(except that nothing in this Section 2.2(d) shall be interpreted to prevent or relieve UNREGCO or any UNREGCO Affiliated Company from complying with Section 2.4), neither UNREGCO nor any UNREGCO Affiliated Company shall be required to provide REI, any REI Affiliated Company, REGCO or any REGCO Affiliated Company access to or copies of any information that relates to UNREGCO or any UNREGCO Affiliated Company unless it also relates to REI, any REI Affiliated Company, REGCO or any REGCO Affiliated Company. In the event that UNREGCO determines that the provision of any information to REI, any REI Affiliated Company, REGCO or any REGCO Affiliated Company could be commercially detrimental, violate any law or agreement or waive any privilege that may be asserted under applicable law including, any privilege arising under or relating to the attorney-client relationship (including the attorney-client (including the protections under Section 7525 of the Code) and work product privileges), the accountant-client privilege, and any privilege relating to internal evaluation processes, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

                  2.3 Manner of Filing Tax Returns.

                  (a) REI (for itself and the REI Affiliated Companies), REGCO (for itself and REGCO Affiliated Companies) and UNREGCO (for itself and the UNREGCO Affiliated Companies) agree to file all Tax Returns for any Pre-Distribution Period and any Straddle Period, and to take all other actions in a manner consistent with the position that UNREGCO and the UNREGCO Affiliated Companies are part of the REI Consolidated Group for Federal Income Tax purposes for all Tax periods through and including the Distribution Date.

                  (b) Except as otherwise provided in this Section 2.3 and
Section 2.4 of this Agreement, the party that is required to file a Tax Return under Section 2.1(a) or (b) of this Agreement (the "Filing Party") shall have the exclusive right to determine (1) the manner in which such Tax Return shall be prepared and filed, including the elections, methods of accounting, positions, conventions and principles of taxation to be used and the manner in which any Tax Item shall be reported, (2) whether any extensions may be requested, (3) the elections that will be made in such Tax Return, (4) whether any amended Tax Returns shall be filed, (5) whether any claims for refund shall be made, (6) whether any refunds shall be paid by way of refund or credited against any liability for the related Tax, and (7) whether to retain outside specialists to prepare such Tax Return, whom to retain for such purpose and the scope of any such retainer. Notwithstanding the foregoing, if UNREGCO requests REI (or its successor REGCO) to make a particular determination under this
Section 2.3(b) with respect to a Tax Item of UNREGCO or an UNREGCO Affiliated Company, REI (or its successor REGCO) shall not unreasonably withhold its consent to such request.

                  2.4 Pro Forma UNREGCO Returns.

                  (a) Initial Preparation of Pro Forma UNREGCO Returns. For each taxable year for which an REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return is filed and UNREGCO or any UNREGCO Affiliated Company is a member of the REI Consolidated Group (or successor REGCO Group) for all or a portion of such taxable year, UNREGCO shall prepare (on its own behalf and on the behalf of each UNREGCO Affiliated


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Company) a pro forma Federal Income Tax Return for UNREGCO and for each UNREGCO
Affiliated Company (the "Pro Forma UNREGCO Returns") covering all of the taxable year or the portion of such taxable year in which UNREGCO or any UNREGCO Affiliated Company is a member of the REI Consolidated Group (or successor REGCO Group). The Pro Forma UNREGCO Returns shall be complete and accurate, and shall be in such form and include such information as shall be determined from time to time by REI (or its successor REGCO). The Pro Forma UNREGCO Returns shall be prepared in accordance with subsections (b) and (c) of this Section 2.4 and shall report the federal taxable income (including, for all purposes of this Agreement, alternative minimum taxable income) for such taxable year (or the portion thereof) that UNREGCO and each UNREGCO Affiliated Company would have reported if each such company had not been included in the Consolidated Return filed for the REI Consolidated Group (or successor REGCO Consolidated Group) with respect to such taxable year (or portion thereof) and all prior Pro Forma UNREGCO Returns filed after December 31, 2000, had been actual Tax Returns. The provisions of the Code that require consolidated calculations, including, without limitation, Sections 1201, 1211, 1212 and 1231, shall be applied separately to UNREGCO and each UNREGCO Affiliated Company, but with any simplifying conventions approved or suggested by the Tax Director of REI (or its successor REGCO). The Pro Forma UNREGCO Returns shall include gains and losses with respect to DITs if, and only if, and to the extent that, such gains or losses are actually restored and reflected on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return.

                  (b) Standards for Positions Taken on Pro Forma UNREGCO Returns. UNREGCO shall prepare the Pro Forma UNREGCO Returns by reporting the Tax treatment of any item by utilizing such positions that, in UNREGCO's discretion, are appropriate for UNREGCO and each UNREGCO Affiliated Company; provided, that each position is more likely than not to be ultimately sustained; and provided further that the positions reflected other than positions which are Legal Entity specific in the context of an UNREGCO Tax Item within a Consolidated Return of REI (or its successor REGCO) ("Separate UNREGCO Tax Item") by UNREGCO on the Pro Forma UNREGCO Returns shall be consistent with the elections made and the positions reflected on the relevant portion of the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return (including carryovers or carrybacks of net operating losses, net capital losses, excess Tax credits or other Tax attributes from prior or subsequent taxable years). UNREGCO may utilize a position on the Pro Forma UNREGCO Returns that does not meet this standard but that does have a reasonable basis in law and in fact, but only if UNREGCO has obtained, after prior notice to and consultation with REI (or its successor REGCO), REI's (or its successor REGCO's) written consent to utilize such position on Pro Forma UNREGCO Returns for such taxable year. Except as otherwise required by Tax law and with respect to a Separate UNREGCO Tax Item, UNREGCO may not utilize a position on the Pro Forma UNREGCO Returns that is inconsistent with any position utilized on a Pro Forma UNREGCO Return or REI Consolidated Group Consolidated Return for a prior taxable year.

                  (c) Standards for Methods and Elections on Pro Forma UNREGCO Returns. The Pro Forma UNREGCO Returns shall reflect any elections made and Tax methods used by REI (or its successor REGCO) with respect to the REI's Consolidated Group (or successor REGCO's Consolidated Group) Consolidated Return (other than with respect to a Separate UNREGCO Tax Item) that in the sole and absolute discretion of REI (or its successor REGCO), but after prior good faith consultation with UNREGCO (if requested by the Tax Director of UNREGCO), should be made, taken or used consistently by the REI Consolidated Group (or successor REGCO Group) in filing such Consolidated Return. UNREGCO may utilize any other election, method or simplifying convention subject to REI's (or its successor REGCO's) approval, which approval shall not be unreasonably withheld, in preparing the Pro Forma UNREGCO Returns. Notwithstanding the foregoing, UNREGCO may not utilize any election or Tax method in preparing the Pro Forma UNREGCO Returns for a taxable year that is inconsistent with any election, position or method utilized on a Pro Forma UNREGCO Return or REI Consolidated Return for a prior taxable year if the effect of such treatment is to allow a double deduction or benefit with respect to any item (or unless UNREGCO has eliminated such double deduction or benefit in a manner acceptable to REI (or its successor REGCO)).

                  (d) Delivery to REI of Pro Forma UNREGCO Returns; Assistance. UNREGCO will deliver to REI (or its successor REGCO) the Pro Forma UNREGCO Returns on or before August 1 of each year or later if mutually agreed. Appropriate personnel of UNREGCO or a UNREGCO Affiliated Company that are responsible for the preparation of the Pro Forma UNREGCO Returns shall be available upon reasonable notice to meet with appropriate personnel of REI (or successor REGCO) to discuss all aspects of such Tax Returns and upon request by REI (or its successor REGCO) shall furnish or make available for inspection any and all documents used in preparation of the Pro Forma UNREGCO Returns (documents relied upon by UNREGCO in ascertaining whether any position is more likely than not to be ultimately sustained or has a reasonable basis in law or in fact shall be furnished only to the principal Tax legal officer of REI (or its successor REGCO) under cover of the attorney-client privilege (including the protections under Section 7525 of the Code) and work product doctrine).

                  (e) Adjustment by REI of Pro Forma UNREGCO Returns. REI (or its successor REGCO), within 15 days of the due date of the REI Consolidated Group's (or successor REGCO Consolidated Group's) Consolidated Return (taking into account any extensions thereof that have been granted to REI (or its successor REGCO)) shall adjust the Pro Forma UNREGCO Returns, as appropriate (i) in accordance with the terms of this Agreement, (ii) consistent with the elections, methods of accounting, positions, conventions and principles of taxation (other than with respect to a Separate UNREGCO Tax Item) as reflected on the most recently filed prior Tax Returns of the REI Consolidated Group involving similar matters and (iii) after prior notice to and good faith consultation with UNREGCO, to correct any error of fact or law thereon or any error in mechanical calculation and any failure to reflect the principles set forth in this Section 2.4; provided, however, that if REI (or its successor REGCO) proposes an adjustment to a Pro Forma UNREGCO Return to which REI has not previously consented to under Section 2.4(b) and UNREGCO objects to such adjustment, REI (or its successor REGCO) and UNREGCO shall jointly select and pay a Tax Expert to render a legal opinion as to whether the position advocated by UNREGCO is more likely than not to be sustained. The adjustment proposed by REI (or its successor REGCO) will only be made if the legal opinion from a Tax Expert concludes that the position asserted by UNREGCO does not meet the more likely than not standard. Similarly, except as stated in the following sentence, any failure by REI (or its successor REGCO) to properly and fully adjust the Pro Forma Returns within the 15-day period set forth in this Section 2.4(e) shall not prevent REI (or its successor REGCO), in its sole and absolute discretion, but after prior good faith consultation with the Tax Director of UNREGCO, from making subsequent adjustments as circumstances warrant within the applicable statute of limitation (determined as if the Pro Forma UNREGCO Returns were actual Tax Returns that are subject to any extensions that have been granted by REI (or its successor REGCO) with respect to the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return), nor relieve UNREGCO of liability for such adjustments. The adjustment described in the preceding sentence shall not be made if such adjustment would increase UNREGCO's obligations set forth in
Section 5.2, Section 5.3, Section 5.4(h) or Section 5.6, in accordance with the procedures of this Section 2.4(e).

                  2.5 Agent.

                  (a) UNREGCO hereby irrevocably designates, and agrees to cause each UNREGCO Affiliated Company to so designate, REI (and its successor REGCO) as its sole and exclusive agent and attorney-in-fact to take such action (including execution of documents) as REI (and its successor REGCO), in its sole discretion, may deem appropriate in any and all matters (including Audits) relating to any Consolidated Return or Consolidated State Tax Return filed on a combined, unitary or consolidated basis described in Section 2.1(a) of this Agreement or Section 2.1(b) if the filing of such Tax Return is the responsibility of REI (or its successor REGCO) under the Transition Services Agreement; provided, however, that REI (and its successor REGCO) shall not exercise its rights as agent and attorney-in-fact in any manner that is inconsistent with the rights granted to UNREGCO under this Agreement, and nothing in this Section 2.5(a) shall limit the rights granted to UNREGCO under this Agreement.

                  (b) REI (or its successor REGCO) hereby irrevocably designates, and agrees to cause each REI Affiliated Company (or successor REGCO Affiliated Company) to so designate, UNREGCO as its sole and exclusive agent and attorney-in-fact to take such action (including execution of documents) as UNREGCO, in its sole discretion, may deem appropriate in any and all matters (including Audits) relating to any UNREGCO Consolidated State Tax Return described in Section 2.1(b) of this Agreement; provided, however, that UNREGCO shall not exercise its rights as agent and attorney-in-fact in any manner that is inconsistent with the rights granted to REI (or its successor REGCO) under this Agreement, and nothing in this Section 2.5(b) shall limit the rights granted to REI (or its successor REGCO) under this Agreement.

SECTION 3.        REPRESENTATIONS AND COVENANTS.

                  3.1 REI Representations and Covenants. REI hereby represents, warrants and covenants that:

                  (a) REI will review the information and representations made in the Ruling Documents that will be submitted to the Service, and, REI covenants that all of such information or representations that relate to REI or any REI Affiliated Company, or the business or operations of either, will be true, correct and complete to REI's knowledge and will identify to UNREGCO any information or representations that are incorrect or incomplete.

                  (b) REI (or its successor REGCO) will not, and will cause each REI Affiliated Company (and REGCO will cause each REGCO Affiliated Company) not to, take any action, or fail or omit to take any action, that would cause any of the information or representations made in the Ruling Documents that relate to REI or any REI Affiliated Company (or as successors, REGCO or any REGCO Affiliated Company) or the business or operations of each, to be untrue, regardless of whether such information or representations are included in the Initial Private Letter Ruling (or any supplemental ruling).

                  (c) REI covenants and agrees for itself and on behalf of REGCO to comply with the covenants set forth in this Section 3.1, and REI covenants and agrees to cause REGCO to expressly assume the obligations under this Agreement required to be performed by REI, REGCO, or any REGCO Affiliated Company.

                  3.2 UNREGCO Representations and Covenants. UNREGCO hereby represents, warrants, and covenants that:

                  (a) UNREGCO will review the information and representations made in the Ruling Documents that will be submitted to the Service, and UNREGCO covenants that all of such information or representations that relate to UNREGCO or any UNREGCO Affiliated Company, or the business or operations of either, will be true, correct and complete to UNREGCO's knowledge and will identify to REI (or its successor REGCO) any information or representations that are incorrect or incomplete.

                  (b) UNREGCO will not, and will cause each UNREGCO Affiliated Company not to, take any action, or fail or omit to take any action, that would cause any of the information or representations made in the Ruling Documents that relate to UNREGCO or any UNREGCO Affiliated Company or the business or operations of each, to be untrue, regardless of whether such information or representations are included in the Initial Private Letter Ruling (or any supplemental ruling).

SECTION 4.        TAX ALLOCATION AND PAYMENTS.

                  4.1 In General. Except to the extent modified or supplemented herein, the Tax Sharing Agreement shall continue in full force and effect. The provisions of the Tax Sharing Agreement shall fix the rights and obligations of the parties as to the matters covered thereby.

                  (a) Except as provided to the contrary in Section 5.2, Section 5.3, Section 5.4(h) or Section 5.6, and except for any Restructuring Taxes for which REI or any REI Affiliated Company (or as successors, REGCO or any REGCO Affiliated Company) is liable under Section 5 of this Agreement,

                     (i) UNREGCO shall be responsible for, and shall indemnify and hold harmless REI (or its successor REGCO) against, any and all Taxes incurred by UNREGCO or the UNREGCO Group, in accordance with past practices and the principles set forth in the Tax Sharing Agreement, for any Pre-Distribution Period and Straddle Period.

                     (ii) REI (or its successor, REGCO) shall be responsible for, and shall indemnify and hold harmless UNREGCO against, any and all Taxes incurred by REI or any REI Affiliated Company (other than Taxes attributable to UNREGCO or any UNREGCO Affiliated Company) in accordance with past practices and the principles set forth in the Tax Sharing Agreement for any Pre-Distribution Period and Straddle Period.

                  (b) Except as provided to the contrary in Section 5.2, Section 5.3, Section 5.4(h) or Section 5.6, UNREGCO shall be responsible for all Taxes that relate to the UNREGCO Group with respect to any Post-Distribution Period and REGCO shall be responsible for all Taxes that relate to the REGCO Group with respect to any Post-Distribution Period.

                  (c) Estimated Federal Tax Payments.

                     (i) In the case of any Federal Income Taxes for any Pre-Distribution Period for the REI Consolidated Group (or successor REGCO Consolidated Group), UNREGCO (on behalf of itself and each UNREGCO Affiliated Company) shall provide to REI (or its successor REGCO) no later than 8 days prior to the due date for each payment of an installment of estimated Federal Income Taxes (as determined under Section 6655 of the Code or successor provision then in effect) of the REI Consolidated Group (or successor REGCO Consolidated Group) ("Estimated Federal Installment Payment") such information pertaining to UNREGCO or an UNREGCO Affiliated Company as is necessary for REI (or its successor REGCO) to compute the amount of such Estimated Federal Installment Payment.

                     (ii) On or before the due date of such Estimated Federal Installment Payment, REI (or its successor REGCO) shall inform UNREGCO of either
(A) the amount ("UNREGCO Estimated Federal Installment Payment") that UNREGCO (on behalf of itself and each UNREGCO Affiliated Company) must pay REI (or its successor REGCO) with respect to such Estimated Federal Installment Payment, or
(B) the amount ("UNREGCO Estimated Federal Installment Refund") REI (or its successor REGCO) must pay UNREGCO with respect to such Estimated Federal Installment Payment. REI (or its successor REGCO) shall compute the amount of each UNREGCO Estimated Federal Installment Payment or the UNREGCO Estimated Federal Installment Refund, as the case may be, so as to equal the portion of the Estimated Federal Installment Payment that is allocable to UNREGCO and the UNREGCO Affiliated Companies taking into account previous UNREGCO Estimated Federal Installment Payments and UNREGCO Estimated Federal Installment Refunds that have been made for the same Pre-Distribution Period. REI (or its successor REGCO) shall calculate the portion of each Estimated Federal Installment Payment of the REI Consolidated Group (or successor REGCO Consolidated Group) that is allocable to UNREGCO and the UNREGCO Affiliated Companies by (C) computing the sum of the estimated Federal Income Tax payments that UNREGCO and each UNREGCO Affiliated Company would have been required to pay if each of UNREGCO and each UNREGCO Affiliated Company had filed a Federal Income Tax Return on a separate company basis for such estimated Federal Income Tax period and (D) taking into account adjustments, if any, that are applicable on a Consolidated Return basis to the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return for such Pre-Distribution Period. UNREGCO shall pay REI (or its successor REGCO) the UNREGCO Estimated Federal Installment Payment within 24 hours after the due date of the Estimated Federal Installment Payment to which it relates, and REI (or its successor REGCO) shall pay UNREGCO the UNREGCO Estimated Federal Installment Refund within 24 hours after the due date of the Estimated Federal Installment Payment to which it relates.

                     (iii) If (A) the portion of the actual Federal Income Tax Liability of the REI Consolidated Group (or successor REGCO Consolidated Group) for a Pre-Distribution Period that is allocable, as determined by REI (or its successor REGCO) in accordance with the

Tax Sharing Agreement and consistent with the past practices utilized by the REI Tax Department in completing previous REI Consolidated Group Consolidated Returns, to UNREGCO and the UNREGCO Affiliated Companies exceeds (B)(I) the sum of the UNREGCO Estimated Federal Installment Payments for such Pre-Distribution Period less (II) the sum of the UNREGCO Estimated Federal Installment Refunds for such Pre-Distribution Period, then REI (or its successor REGCO) shall inform UNREGCO of the amount of such excess on or before the due date of the REI Consolidated Group (or successor REGCO Group) Consolidated Return (or successor REGCO Consolidated Group) for such Pre-Distribution Period. UNREGCO (on behalf of itself and each UNREGCO Affiliated Company) shall pay the amount of such excess to REI (or its successor REGCO) within 24 hours after the due date of the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return.

                     (iv) If (A)(I) the sum of the UNREGCO Estimated Federal Installment Payments for a Pre-Distribution period less (II) the sum of the UNREGCO Estimated Federal Installment Refunds for such Pre-Distribution period exceeds (B) the portion of the actual Federal Income Tax Liability of the REI Consolidated Group (or successor REGCO Consolidated Group) for such Pre-Distribution Period that is allocable, as determined by REI (or its successor REGCO) in accordance with the Tax Sharing Agreement and consistent with past practices utilized by the REI Tax Department in implementing previous REI Consolidated Group Returns, to UNREGCO and the UNREGCO Affiliated Companies, then REI (or its successor REGCO) shall pay the amount of such excess to UNREGCO within 24 hours after the due date of the Consolidated REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return for such Pre-Distribution Period.

                     (v) REI (or its successor REGCO) shall calculate the portion of the actual Federal Income Tax Liability of the REI Consolidated Group (or successor REGCO Consolidated Group) that is allocable to UNREGCO and the UNREGCO Affiliated Companies for Sections 4.1(c)(iii) and (iv) consistent with the UNREGCO Pro Forma Returns submitted in accordance with Section 2.4 and consistent with the principles set forth in the penultimate sentence of Section 4.1(c)(ii).

                  (d) Estimated Payments of REI Consolidated State Taxes.

                     (i) In the case of any REI Consolidated State Tax for any Pre-Distribution Period that includes a member of the UNREGCO Group, UNREGCO (on behalf of itself and each UNREGCO Affiliated Company) shall provide to REI (or its successor REGCO) no later than 8 days prior to the due date for each payment of an installment of REI Consolidated State Tax ("Estimated REI State Installment Payment") such information pertaining to UNREGCO or an UNREGCO Affiliated Company as is necessary for REI (or its successor REGCO) to compute the amount of such Estimated REI State Installment Payment.

                     (ii) On or before the due date of such Estimated REI State Installment Payment, REI shall inform UNREGCO of either (A) the amount ("UNREGCO Estimated REI State Installment Payment") that UNREGCO (on behalf of itself and each UNREGCO Affiliated Company) must pay REI (or its successor REGCO) with respect to such Estimated REI State Installment Payment, or (B) the amount ("UNREGCO Estimated REI State

Installment Refund") REI (or its successor REGCO) must pay UNREGCO with respect to such Estimated REI State Installment Payment. REI (or its successor REGCO) shall compute the amount of each UNREGCO Estimated REI State Installment Payment or UNREGCO Estimated REI State Installment Refund, as the case may be, so as to equal the portion of the Estimated REI State Installment Payment that is allocable to UNREGCO and the UNREGCO Affiliated Companies taking into account previous UNREGCO Estimated REI State Installment Payments and UNREGCO Estimated REI State Installment Refunds that have been made for the same Pre-Distribution Period. REI (or its successor REGCO) shall calculate the portion of each Estimated REI State Installment Payment that is allocable to UNREGCO and the UNREGCO Affiliated Companies by (C) computing the sum of the estimated REI Consolidated State Tax payments that UNREGCO and each UNREGCO Affiliated Company would have been required to pay if each of UNREGCO and each UNREGCO Affiliated Company had filed an REI Consolidated State Tax Return on a separate company basis for such estimated REI Consolidated State Tax period and (D) taking into account adjustments, if any, that are applicable on a Consolidated State Tax basis to the REI Consolidated State Tax Return for such Pre-Distribution Period. UNREGCO shall pay REI (or its successor REGCO) the UNREGCO Estimated REI State Installment Payment within 24 hours after the due date of the Estimated REI State Installment Payment to which it relates, and REI (or its successor REGCO) shall pay UNREGCO the UNREGCO Estimated REI State Installment Refund within 24 hours after the due date of the Estimated REI State Installment Payment to which it relates.

                     (iii) If (A) the portion of the actual REI Consolidated State Tax Liability for a Pre-Distribution Period that is allocable, as determined by REI (or its successor REGCO) in accordance with the Tax Sharing Agreement and consistent with the past practices utilized by the REI Tax Department in completing previous REI Consolidated State Tax Returns, to UNREGCO and the UNREGCO Affiliated Companies exceeds (B)(I) the sum of the UNREGCO Estimated REI State Installment Payments for such Pre-Distribution Period less
(II) the sum of the UNREGCO Estimated REI State Installment Refunds for such Pre-Distribution Period, then UNREGCO (on behalf or itself and each UNREGCO Affiliated Company) shall pay the amount of such excess to REI (or its successor REGCO) within 24 hours after the due date of the REI Consolidated State Tax Return for such Pre-Distribution Period.

                     (iv) If (A)(I) the sum of the UNREGCO Estimated REI State Installment Payments for a Pre-Distribution period less (II) the sum of the UNREGCO Estimated REI State Installment Refunds for such Pre-Distribution period exceeds (B) the portion of the actual REI Consolidated State Tax Liability for such Pre-Distribution Period that is allocable, as determined by REI (or its successor REGCO) in accordance with the Tax Sharing Agreement and consistent with the past practices utilized by the REI Tax Department in completing previous REI Consolidated State Tax Returns, to UNREGCO and the UNREGCO Affiliated Companies, then REI (or its successor REGCO) shall pay the amount of such excess to UNREGCO within 24 hours after the due date of the REI Consolidated State Tax Return for such Pre-Distribution Period.

                     (v) For purposes of REI's (or its successor REGCO's) determination under Section 4.1(d) of the portion of the actual REI Consolidated State Tax liability that is allocable to UNREGCO and the UNREGCO Affiliated Companies, REI (or its successor REGCO) shall allocate the amount by which the net aggregate REI Consolidated State Tax liability for a particular Pre-Distribution Period is increased or decreased because a Legal Entity included in the REI Consolidated State Tax Return created a nexus in a jurisdiction resulting in the imposition of an REI Consolidated State Tax by such jurisdiction that would not otherwise had been imposed but for such nexus either (A) completely to UNREGCO and the UNREGCO Affiliated Companies if such Legal Entity is a member of the UNREGCO Group or (B) completely to the members of the REI Group (or successor REGCO Group) if the Legal Entity is not a member of the UNREGCO Group.

                  (e) Estimated Payments of UNREGCO Consolidated State Taxes.

                     (i) In the case of any UNREGCO Consolidated State Tax for any Pre-Distribution Period that includes a member of the REI Group (or successor REGCO Group), REI on behalf of itself and each REI Affiliated Company (or its successors REGCO and each REGCO Affiliated Company) shall provide to UNREGCO no later than 8 days prior to the due date for each payment of an installment of UNREGCO Consolidated State Tax ("Estimated UNREGCO State Installment Payment") such information pertaining to REI (or its successor REGCO) or an REI Affiliated Company (or successor REGCO Affiliated Company) as is necessary for UNREGCO to compute the amount of such Estimated UNREGCO State Installment Payment.

                     (ii) On or before the due date of such Estimated UNREGCO State Installment Payment, UNREGCO shall inform REI (or its successor REGCO) of either (A) the amount ("REI Estimated UNREGCO State Installment Payment") that REI on behalf of itself and each REI Affiliated Company (or its successors REGCO and each REGCO Affiliated Company) must pay UNREGCO with respect to such Estimated UNREGCO State Installment Payment, or (B) the amount ("REI Estimated UNREGCO State Installment Refund") UNREGCO must pay REI with respect to such Estimated UNREGCO State Installment Payment. UNREGCO shall compute the amount of each REI Estimated UNREGCO State Installment Payment or the REI Estimated UNREGCO State Installment Refund, as the case may be, so as to equal the portion of the Estimated UNREGCO State Installment Payment that is allocable to REI and the REI Affiliated Companies (or as successors REGCO and the REGCO Affiliated Companies) taking into account previous REI Estimated UNREGCO State Installment Payments and REI Estimated UNREGCO State Installment Refunds that have been made for the same Pre-Distribution Period. UNREGCO shall calculate the portion of each Estimated UNREGCO State Installment Payment that is allocable to REI and the REI Affiliated Companies (or as successors REGCO and the REGCO Affiliated Companies) by (C) computing the sum of the estimated UNREGCO Consolidated State Tax payments that REI and the REI Affiliated Companies (or as successors REGCO and the REGCO Affiliated Companies) would have been required to pay if each of REI and each REI Affiliated Company (or as successors REGCO and each REGCO Affiliated Company) had filed an UNREGCO Consolidated State Tax Return on a separate company basis for such estimated UNREGCO Consolidated State Tax period and (D) taking into account adjustments, if any, that are applicable on a Consolidated State Tax basis to the UNREGCO Consolidated State Tax Return for such Pre-Distribution Period. REI (or its successor REGCO) shall pay UNREGCO the REI Estimated UNREGCO State Installment Payment within 24 hours after the due date of the UNREGCO Estimated REI State Installment Payment to which it relates, and UNREGCO shall pay REI the REI Estimated UNREGCO State Installment Refund within 24 hours after the due date of the Estimated UNREGCO State Installment Payment to which it relates.

                      (iii) If (A) the portion of the actual UNREGCO Consolidated State Tax Liability for a Pre-Distribution Period that is allocable, as determined by UNREGCO in accordance with the Tax Sharing Agreement and consistent with the past practices utilized by the UNREGCO Tax Department in completing previous UNREGCO Consolidated State Tax Returns, to REI and the REI Affiliated Companies (or as successors REGCO and the REGCO Affiliated Companies) exceeds (B)(I) the sum of the REI Estimated UNREGCO State Installment Payments for such Pre-Distribution Period less (II) the sum of the REI Estimated UNREGCO State Installment Refunds for such Pre-Distribution Period, then REI on behalf or itself and each REI Affiliated Company (or as successors, REGCO and each REGCO Affiliated Company) shall pay the amount of such excess to UNREGCO within 24 hours after the due date of the UNREGCO Consolidated State Tax Return for such Pre-Distribution Period.

                      (iv) If (A)(I) the sum of the REI Estimated UNREGCO State Installment Payments for a Pre-Distribution period less (II) the sum of the REI Estimated UNREGCO State Installment Refunds for such Pre-Distribution period exceeds (B) the portion of the actual UNREGCO Consolidated State Tax Liability for such Pre-Distribution Period that is allocable, as determined by UNREGCO in accordance with the Tax Sharing Agreement and consistent with the past practices utilized by the UNREGCO Tax Department in completing previous UNREGCO Consolidated State Tax Returns to REI, and the REI Affiliated Companies (or as successors, REGCO and the REGCO Affiliated Companies), then UNREGCO shall pay the amount of such excess to REI within 24 hours after the due date of the UNREGCO Consolidated State Tax Return for such Pre-Distribution Period.

                      (v) For purposes of UNREGCO's determination under Section 4.1(e) of the portion of the actual UNREGCO Consolidated State Tax liability that is allocable to REI and the REI Affiliated Companies (or as successors REGCO and the REGCO Affiliated Companies), UNREGCO shall allocate the amount by which the net aggregate UNREGCO Consolidated State Tax liability for a particular Pre-Distribution Period is increased or decreased because a Legal Entity included in the UNREGCO Consolidated State Tax Return created a nexus in a jurisdiction resulting in the imposition of an UNREGCO Consolidated State Tax by such jurisdiction that would not otherwise had been imposed but for such nexus either (A) completely to UNREGCO and the UNREGCO Affiliated Companies if such Legal Entity is a member of the UNREGCO Group or (B) completely to REI and the members of the REI Group (or successor REGCO Group) if the Legal Entity is not a member of the UNREGCO Group.

                  (f) Straddle Period Tax Payments.

                      (i) In the case of Federal Income Taxes for any Straddle Period of the REI Consolidated Group (or its successor REGCO Consolidated Group), UNREGCO (on its behalf and on behalf of each UNREGCO Affiliated Company) or REI (or its successor REGCO), as the case may be, shall pay to REI (or its successor REGCO) or UNREGCO, as the case may be, amounts (and at times) determined in accordance with the principles of Section 4.1(c) assuming that the relevant Tax period for purposes of applying Section 4.1(c) is the period that begins on the first day of the Straddle Period and ends on the Distribution Date. The actual Federal Income Tax Liability of UNREGCO and each UNREGCO Affiliated Company shall be determined in accordance with Section 2.4.

                      (ii) In the case of any REI Consolidated State Taxes for the Straddle Period, UNREGCO (on its behalf and on behalf of each UNREGCO Affiliated Company) shall pay an amount to REI (or its successor REGCO), or REI on its behalf and on behalf of each REI Affiliated Company (or its successor REGCO and each REGCO Affiliated Company) shall pay an amount to UNREGCO, as the case may be, amounts (and at times) determined in accordance with the principles of Section 4.1(d) assuming that the relevant Tax period for purposes of applying
Section 4.1(d) is the period that begins on the first day of the Straddle Period and ends on the Distribution Date. The actual REI Consolidated State Tax liability attributable to UNREGCO and each UNREGCO Affiliated Company shall be determined in accordance with Section 2.4.

                      (iii) In the case of UNREGCO Consolidated State Taxes for the Straddle Period, REI on its behalf and on behalf of each REI Affiliated Company (or its successors REGCO and each REGCO Affiliated Company) shall pay an amount to UNREGCO, or UNREGCO shall pay an amount to REI (or its successor REGCO), as the case may be, amounts (and at times) determined in accordance with the principles of Section 4.1(e) assuming that the relevant Tax period for purposes of applying Section 4.1(e) is the period that begins on the first day of the Straddle Period and ends on the Distribution Date. The actual UNREGCO Consolidated State Tax liability of REI and each REI Affiliated Company (or its successor REGCO and each REGCO Affiliated Company) shall be determined in accordance with Section 2.4.

                  4.2 Payments of Tax to Tax Authorities.

                  (a) Federal Income Taxes. REI (or its successor REGCO) shall pay (or cause to be paid) to the Service when due the Federal Income Taxes, if any, of the REI Consolidated Group due and payable for the Pre-Distribution Periods and Straddle Periods. REI (or its successor REGCO) shall pay (or cause to be paid) to the Service when due all Federal Income Taxes, if any, of the REI Consolidated Group (or the successor REGCO Consolidated Group) due and payable for all Post-Distribution Periods. UNREGCO shall pay (or cause to be paid) to the Service when due all Federal Income Taxes, if any, of the UNREGCO Consolidated Group for all Post-Distribution Periods.

                  (b) State Taxes. REI (or its successor, REGCO) shall pay (or cause to be paid) to the appropriate Tax Authorities when due (i) all Separate State Taxes, if any, that relate to REI or an REI Affiliated Company (or its successors REGCO or a REGCO Affiliated Company) for any Pre-Distribution, Straddle Period or Post-Distribution Period and (ii) all REI Consolidated State Taxes, if any, for any Pre-Distribution Period, Straddle Period or Post-Distribution Period. UNREGCO shall pay (or cause to be paid) to the appropriate Tax Authorities when due (iii) all Separate State Taxes, if any, that relate to UNREGCO or an UNREGCO Affiliated Company for any Pre-Distribution Period, Straddle Period or Post-Distribution Period and (iv) all UNREGCO Consolidated State Taxes, if any, that relate to any Pre-Distribution Period, Straddle Period or Post-Distribution Period.

SECTION 5.        ALLOCATION OF CERTAIN TAX ITEMS.

                  5.1 Liability for Restructuring Taxes. Except as otherwise provided by this Agreement, REI (or its successor REGCO) shall be responsible for any and all Restructuring Taxes.

                  5.2 NOLs; Carryforwards and Carrybacks.

                  (a) REGCO shall notify UNREGCO after the Distribution Date of any consolidated carryover item which may be partially or totally attributed to and carried over by a UNREGCO Affiliated Company and will notify UNREGCO of subsequent adjustments which may affect such carryover item.

                  (b) If (i) the UNREGCO Consolidated Group generates a net operating loss in a Post-Distribution Period that it requests in writing to REI (or its successor REGCO) be carried back to a Pre-Distribution Period or Straddle Period of the REI Consolidated Group (or successor REGCO Consolidated Group) and (ii) REI (or its successor REGCO) consents to such request, which consent shall not be unreasonably withheld, then REI (or its successor REGCO) shall amend the REI Consolidated Group Consolidated Return for such Pre-Distribution Period or Straddle Period seeking a refund of Tax for such net operating loss carryback ("NOL Carryback Refund"). Upon receipt of such refund, REI (or its successor REGCO) shall pay the amount of such refund to UNREGCO within 24 hours of REI's (or its successor REGCO's) receipt of such Tax refund. The preceding principles shall be equally applicable to a net operating loss generated in a Post-Distribution Period by the UNREGCO Group that can be carried back to an REI Consolidated State Tax Return for a Pre-Distribution Period or Straddle Period.

                  (c) To the extent the UNREGCO Consolidated Group generates any other Tax Item in a Post-Distribution Period that is required by the Code or Treasury Regulations to be carried back to a Pre-Distribution Period or Straddle Period, then REI (or its successor REGCO) shall amend the REI Consolidated Group Consolidated Return for such Pre-Distribution Period or Straddle Period seeking a refund of Tax relating to such Tax Item ("Other Tax Item Refund"). Upon receipt of such refund, REI (or its successor REGCO) shall pay the amount of such refund to UNREGCO within 24 hours of REI's (or its successor REGCO's) receipt of such Tax refund. The preceding principles shall be equally applicable to the carry back of any other Tax Item generated in a Post-Distribution Period by the UNREGCO Group to an REI Consolidated State Tax Return for a Pre-Distribution Period or Straddle Period.

                  5.3 Adjustments.

                  (a) In General. Except for increases or decreases to Tax subject to Section 5.3(b) or Section 5.3(c), if a Redetermination results in an increase or decrease to the Tax liability reported on an REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return or an REI Consolidated State Tax Return for a Pre-Distribution Period or the Straddle Period, then

                      (i) the amounts required to be paid between REI (or its successor REGCO) and UNREGCO pursuant to Section 4 shall not be recomputed for such taxable period to take into account any such increase or decrease to the Tax that occurs as a result of such Redetermination,

                      (ii) payments previously made between REI (or its successor REGCO) and UNREGCO pursuant to Section 4 shall not be adjusted to take into account any such increase or decrease to the Tax that occurs as a result of such Redetermination,

                      (iii) REI (or its successor REGCO) shall be liable for and shall pay to the appropriate Tax Authority when due any increase in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (iv) REI (or its successor REGCO) shall indemnify and hold UNREGCO harmless from any increase in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (v) UNREGCO shall not be liable for and shall not pay any increase in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (vi) REI (or its successor REGCO) shall be entitled to, and shall retain, all refunds related to any decrease in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (vii) UNREGCO shall not be entitled to, and shall not retain, any refund related to any decrease in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination and

                      (viii) with respect to increases or decreases in Tax related to an Option Deduction Reallocation or to a Temporary Tax Adjustment, REI (or its successor REGCO) and UNREGCO shall have the payment obligations to the other as set forth in Section 5.4(h) or Section 5.6, respectively.

                  (b) UNREGCO Retained Tax Liability Exception. For an increase or decrease to the Tax reported on an REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return or an REI Consolidated State Tax Return for a Pre-Distribution Period or a Straddle Period that occurs as a result of a Redetermination and that relates to an UNREGCO Retained Tax Liability:

                      (i) Increases to Tax. REI (or its successor REGCO) shall pay to the appropriate Tax Authority when due all increases in Tax for such Pre-Distribution Period or Straddle Period that occur as a result of such Redetermination, and

                         (A) within 15 days of making any payment under Section
5.3(b)(i), REI shall provide UNREGCO notice of the amounts of payment to be made between UNREGCO and REI (or its successor REGCO) of UNREGCO's allocable share of the Tax under Section 4 after the amounts required to be paid pursuant to
Section 4 are recomputed, and

                         (B) within 15 days of receiving the notice referred to
in Section 5.3(i)(A), UNREGCO shall pay REI (or its successor REGCO) an amount equal to the increase, if any, in UNREGCO's allocable share of Tax under Section 4 referred to in Section 5.3(b)(i)(A).

                         (C) If UNREGCO disagrees with an item of information
provided on the notice referred to in Section 5.3(b)(i)(A), UNREGCO may invoke the resolution procedures of Section 8.3.

                      (ii) Decreases to Tax. REI (or its successor REGCO) shall not be entitled to, and shall not retain, any refund related to any decrease in tax liability for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination, and shall, within 15 days of receiving such refund, pay such amount to UNREGCO.

                  (c) UNREGCO Consolidated State Tax Exception. If a Redetermination results in an increase or decrease to the Tax reported on a UNREGCO Consolidated State Tax Return for a Pre-Distribution Period or a Straddle Period, then

                      (i) the amounts required to be paid between REI (or its successor REGCO) and UNREGCO pursuant to Section 4 shall not be recomputed for such taxable period to take into account any such increase or decrease to the Tax that occurs as a result of such Redetermination,

                      (ii) payments previously made between REI (or its successor REGCO) and UNREGCO pursuant to Section 4 shall not be adjusted to take into account any such increase or decrease to the Tax that occurs as a result of such Redetermination,

                      (iii) UNREGCO shall be liable for and shall pay to the appropriate Tax Authority when due any increase in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (iv) UNREGCO shall indemnify and hold REI (or its successor REGCO) harmless from any increase in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (v) REI (or its successor REGCO) shall not be liable for and shall not pay any increase in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (vi) UNREGCO shall be entitled to, and shall retain, all refunds related to any decrease in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination,

                      (vii) REI (or its successor REGCO) shall not be entitled to, and shall not retain, any refund related to any decrease in Tax for such Pre-Distribution Period or Straddle Period that occurs as a result of such Redetermination and

                      (viii) with respect to increases or decreases in Tax related to an Option Reallocation Deduction or to a Temporary Tax Adjustment, REI (or its successor REGCO) and

UNREGCO shall have the payment obligations to the other as set forth in Section 5.4(h) or Section 5.6, respectively.

                  (d) Characterization of Redetermination Payment. A payment by UNREGCO to REI (or its successor REGCO) pursuant to this Section 5.3, Section 5.4(h) or Section 5.6 shall be treated as a distribution under Section 301 of the Code by UNREGCO to REI at a time when UNREGCO and REI filed a Consolidated Tax Return. A payment by REI (or its successor REGCO) to UNREGCO pursuant to this Section 5.3 shall be treated as a nontaxable contribution by REI to the capital of UNREGCO at a time when UNREGCO and REI filed a Consolidated Tax Return.

         5.4 Allocation of Tax Items.

                  (a) General Rule. Except to the extent another provision of this Agreement provides to the contrary, all Tax computations (1) for Tax periods ending on the Distribution Date and (2) the immediate following Tax period of UNREGCO or any UNREGCO Affiliated Company, shall be made pursuant to the principles of Section 1.1502-76(b) of the Treasury Regulations or of a corresponding provision under the laws of other jurisdictions, as determined by REI (or its successor, REGCO), taking into account all reasonable suggestions made by UNREGCO with respect thereto.

                  (b) Earnings and Profits. Within one hundred eighty (180) days after receipt of a written request by UNREGCO, REGCO will advise UNREGCO in writing of the allocation of earnings and profits of REGCO pursuant to Section 312(h) of the Code as a result of the Distribution. If UNREGCO disagrees with such allocation, UNREGCO may invoke the resolution procedures of Section 8.3.

                  (c) Overall Foreign Loss and Separate Limitation Loss. Within sixty (60) days after the filing of the Federal Income Tax Return for the REI Consolidated Group (or its successor REGCO Consolidated Group) for the taxable year that includes the Distribution Date REI (or its successor REGCO) shall advise UNREGCO in writing of the allocation, consistent with the provisions of Treasury Regulation Section 1.1502-9, between REI (or its successor REGCO) and UNREGCO of the overall foreign loss and separate limitation loss as of the Distribution Date; provided, however that REI (or its successor REGCO) shall provide UNREGCO with estimates of such amounts as reasonably requested by UNREGCO. If UNREGCO disagrees with such allocation, UNREGCO may invoke the resolution procedures of Section 8.3.

                  (d) Alternative Minimum Tax Items. Within sixty (60) days of the filing of the Federal Income Tax Return for the REI Consolidated Group (or its successor REGCO Consolidated Group) for the taxable year that includes the Distribution Date, REI (or its successor REGCO) will advise UNREGCO in writing of the allocation, consistent with Proposed Treasury Regulation Section 1.1502-55 (and any subsequently finalized regulations) between REI (or its successor REGCO) and UNREGCO of the consolidated positive adjusted current earnings adjustment as of the Distribution Date; provided, however, that REI (or its successor REGCO) shall provide UNREGCO with estimates of such amount as reasonably requested by UNREGCO. If UNREGCO disagrees with such allocation, UNREGCO may invoke the resolution procedures of Section 8.3. REI (or its successor REGCO) shall also provide UNREGCO with estimates of other alternative minimum Tax items as reasonably requested by UNREGCO.

                  (e) Other Tax Item Allocations. The allocation of any other Tax Item shall be made by REI (or its successor REGCO) either (i) in accordance with applicable sections of the Code or Treasury Regulations, or (ii) if no section of the Code or applicable Treasury Regulations provides for an allocation of such Tax Item, in accordance with an equitable method mutually agreed to in good faith by the parties. REI (or its successor REGCO) shall advise UNREGCO in writing of any such allocation within 60 days after the filing of the Federal Income Tax Return for the REI Consolidated Group (or its successor REGCO Consolidated Group) for the taxable year that includes the Distribution Date. If UNREGCO disagrees with such allocation, UNREGCO may invoke the resolution procedures of Section 8.3.

                  (f) DITs. REI (or its successor REGCO) shall apply the Consolidated Return Regulations and the Consolidated Returns filed by the REI Consolidated Group (or successor REGCO Consolidated Group) pursuant to this Agreement or the Tax Sharing Agreement, respectively, to determine the timing of the recognition of Tax Items with respect to DITs and to determine which Consolidated Group (and which member thereof) shall bear the Tax benefit or burden of such Tax Items, and each Consolidated Group shall be responsible for the Tax Items recognized by its respective members with respect to any DITs. REI (or its successor REGCO) shall advise UNREGCO in writing of any such determination within 60 days after the filing of the Federal Income Tax Return for the REI Consolidated Group (or its successor REGCO Consolidated Group) for the taxable year that includes the Distribution Date. If UNREGCO disagrees with such determinations, UNREGCO may invoke the resolution procedures of Section 8.3.

                  (g) Subpart F. Notwithstanding any provision of this Agreement to the contrary, to the extent the UNREGCO Consolidated Group must pay Tax attributable to a Subpart F inclusion ("Subpart F Tax") under the Code that is taken into account as a result of a Tax arising in the UNREGCO Consolidated Group Consolidated Tax Return for the taxable year that begins on the day after the Distribution Date (or in a later taxable year if there is a deficit in earnings and profits that defers such Subpart F Tax to a taxable year after the taxable year that begins on the day after the Distribution Date), REI (or its successor REGCO) shall pay to UNREGCO a percentage of the Subpart F Tax equal to the percentage of days of the 12-month Tax period to which such Subpart F Tax relates based on the number of days in such 12-month Tax period before the Distribution Date bears to the total days in such 12-month Tax period that includes the Distribution Date, but only to the extent that the Subpart F Tax issue relates to an income inclusion that is attributable to an item that accrued ratably (utilizing principles similar to those of the ratable allocation election of Treasury Regulation Section 1.1502-76(b)(2)(ii)(D), adjusting for extraordinary items similar to those set forth in Treasury Regulation Section 1.1502-76(b)(2)(ii)(C)) over the 12-month Tax period. Within 15 days after the filing of the Tax Return for the taxable year that begins on the day after the Distribution Date (or such later taxable year if there is a deficit in earnings and profits that defers such Subpart F Tax to a taxable year after the taxable year that begins on the day after the Distribution Date), UNREGCO shall notify REI (or its successor REGCO) in writing as to the amount of payment, if any, REI (or its successor REGCO) owes to UNREGCO under the preceding sentence. REI (or its successor

REGCO) shall pay UNREGCO such amount within 15 days of receiving such notice. If REI (or its successor REGCO) disagrees with such amount, REI (or its successor REGCO) may invoke the resolution procedures of Section 8.3.

                  (h) Stock Awards. Any deduction attributable to (i) the vesting or exercise after the Distribution Date of an UNREGCO Stock Award or REI Stock Award under Section 83(h) of the Code or Treasury Regulation Section 1.83-6 or (ii) a disqualifying disposition with respect to either an UNREGCO Stock Award or REI Stock Award under Section 421(b) of the Code shall be claimed on the Consolidated Return of the REI Consolidated Group (or successor REGCO Consolidated Group) in the case of an REI Stock Award and on the Consolidated Return of the UNREGCO Consolidated Group in the case of an UNREGCO Stock Award. In any case in which as a result of a Redetermination the allocation described in the preceding sentence of this Section 5.4(h) is not sustained and the REI Consolidated Group (or successor REGCO Consolidated Group) or the UNREGCO Consolidated Group, as the case may be, is allocated a deduction as a result of a Redetermination contrary to the provisions of this Section 5.4(h) ("Option Deduction Reallocation"), then UNREGCO on behalf of the UNREGCO Consolidated Group or REI (or successor REGCO) on behalf of the REI Consolidated Group (or successor REGCO Consolidated Group), as the case may be, shall pay to the other a sum, in cash, equal to the sum of (i) the amount of the deduction allocated contrary to the first sentence of this Section 5.4(h) multiplied by the sum of
(A) the highest marginal Tax rate as provided under Section 11 of the Code and
(B) 2.925% and (ii) interest and/or penalties, if any, that are included as part of the Redetermination. If the REI Consolidated Group (or successor REGCO Consolidated Group) or the UNREGCO Consolidated Group, as the case may be, receives a deduction as a result of an Option Deduction Reallocation, then REI (or its successor REGCO) or UNREGCO, as the case may be, shall inform UNREGCO or REI (or its successor REGCO), as the case may be, within 15 days of receiving such deduction the amount of such payment that REI (or its successor REGCO) or UNREGCO, as the case may be, is obligated to pay to UNREGCO or REI or its successor REGCO), as the case may be, pursuant to the preceding sentence. REI (or its successor REGCO) or UNREGCO, as the case may be, shall pay such amount to UNREGCO or REI (or its successor REGCO), as the case may be, within 15 days after it provides notice of such amount. If UNREGCO or REI (or its successor REGCO), as the case may be, does not agree with such amount, UNREGCO or REI (or its successor REGCO), as the case may be, may invoke the resolution procedures of Section 8.3. REI (or its successor REGCO) and the REI Affiliated Companies (or the successor REGCO Affiliated Companies) shall indemnify and hold harmless UNREGCO and the UNREGCO Affiliated Companies, and UNREGCO and the UNREGCO Affiliated Companies shall indemnify and hold harmless REI (or its successor REGCO) and the REI Affiliated Companies (or the successor REGCO Affiliated Companies), from and against any Taxes, penalties or interest required to be paid as a result of the breach by REI (or its successor REGCO) and the REI Affiliated Companies (or the successor REGCO Affiliated Companies) or UNREGCO and the UNREGCO Affiliated Companies, as the case may be, of any obligation under this Section 5.4(h). Further, if, due to any change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of this Section 5.4(h) shall become impracticable or impossible, the parties hereto shall use their best efforts to find an alternative means to achieve the same or substantially the same result as that contemplated by this Section 5.4(h).

                  5.5 Foreign Taxes. Notwithstanding any provision of this Agreement to the contrary, this Agreement shall not apply to Taxes that are imposed by a Foreign Country on a Foreign Legal Entity.

                  5.6 Temporary Tax Adjustments.

                  (a) Tax Adjustment. Upon a Redetermination of an REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return Tax for a Pre-Distribution Period or the Straddle Period and subject to Section 5.6(h), a "Tax Adjustment" is caused if such Redetermination results in any increase or decrease to the amount of an item of income or of deduction, gain, or loss as compared to the amount of such item reported on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Tax Return.

                  (b) Temporary Tax Adjustment. Subject to Section 5.6(h), a Tax Adjustment is a "Temporary Tax Adjustment" if such Tax Adjustment

                     (i) constitutes a temporary difference or a tax carryforward under paragraphs 3(c), 8(b), or 13 of Statement of Financial Accounting Standard 109 ("SFAS 109");

                     (ii) is expected, at the time of such Redetermination, to result in a corresponding and offsetting decrease or increase to the amount of an item of income or of deduction, gain or loss as compared to the amount of such item that would otherwise have been expected (but for the Redetermination) to have been recognized by the UNREGCO Consolidated Group during a Post-Distribution Period;

                     (iii) does not relate to the income tax basis of a nondepreciable, nonamortizable or nondepletable asset or to the basis of stock of any company (whether domestic or foreign) in which UNREGCO holds an equity interest irrespective of the application of paragraph 34 of SFAS 109; and

                     (iv) does not relate to a Pre-1997 Tax Liability or an Option Deduction Reallocation.

                  (c) Value of Tax Adjustment and of Temporary Tax Adjustment. The value of a Tax Adjustment equals the product of

                     (i) the amount of the increase or decrease to the item of income, deduction, gain or loss as compared to the amount of such item reported on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Tax Return and

                     (ii)(A) if such Tax Adjustment is not an RES Temporary Tax Adjustment, the highest marginal Federal Income Tax rate applicable to corporations in effect during the Pre-Distribution Period or Straddle Period to which the Redetermination that produced such Tax Adjustment relates

                         (B) if such Tax Adjustment is an RES Temporary Tax
Adjustment, the sum of

                         (I) 2% and

                         (II) the highest marginal Federal Income Tax rate
applicable to corporations in effect during the Pre-Distribution Period or Straddle Period to which the Redetermination that produced such Tax Adjustment relates.

A Tax Adjustment that constitutes an (i) increase to an item of expense or loss as compared to the amount of such item reported on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Tax Return or a (ii) decrease to an item of income or gain as compared to the amount of such item reported on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Tax Return shall constitute a negative amount. A Tax Adjustment that constitutes a (i) decrease to an item of expense or loss as compared to the amount of such item reported on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Tax Return or an (ii) increase to an item of income or gain as compared to the amount of such item reported on the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Tax Return shall constitute a positive amount. The value of a Temporary Tax Adjustment equals its value as a Tax Adjustment.

                  (d) Temporary Tax Adjustment Balance.

                      (i) At any given time, the "Temporary Tax Adjustment Balance" equals the sum of the values of the Temporary Tax Adjustments that have been caused by Redeterminations of the REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return for a Pre-Distribution Period or Straddle Period.

                      (ii) For purposes of computing the Temporary Tax Adjustment Balance pursuant to this Section 5.6(d),

                          (A) positive values and negative values shall offset
one another and

                          (B) the Temporary Tax Adjustment Balance may be a
negative amount.

                  (e) Notice. Within 15 days after each Redetermination of an REI Consolidated Group (or successor REGCO Consolidated Group) Consolidated Return relating to a Pre-Distribution Period or Straddle Period, REI (or its successor REGCO) shall provide written notice to UNREGCO setting forth

                      (i) a brief description of each Tax Adjustment caused by such Redetermination,

                      (ii) whether each enumerated Tax Adjustment is a Temporary Tax Adjustment,

                      (iii) the value of each Temporary Tax Adjustment and the identification of the taxable year to which the Temporary Tax Adjustment relates,

                      (iv) the value of the Temporary Tax Adjustment Balance at the time such notice is prepared, including the effect of the Temporary Tax Adjustment related to the Redetermination with respect to such notice,

                      (v) the value of the Temporary Tax Adjustment Payment Balance at the time such notice is prepared, including the effect of the Temporary Tax Adjustment related to the Redetermination with respect to such notice,

                      (vi) the amount of additional Federal Income Tax (excluding interest and penalties) that the REI Consolidated Group (or successor REGCO Consolidated Group) must pay, or the amount of Federal Income Tax (excluding interest and penalties) that is refunded to the REI Consolidated Group (or successor REGCO Consolidated Group), for each taxable year (collectively, "Redetermination Tax") that applies to such Redetermination,

                      (vii) the amount of interest that the REI Consolidated Group (or successor REGCO Consolidated Group) must pay (represented as a positive amount), or the amount of interest that is refunded to the REI Consolidated Group (or successor REGCO Consolidated Group) (represented as a negative amount), for each taxable year (collectively, "Redetermination Interest") that applies to such Redetermination,

                      (viii) the portion of Redetermination Interest for each taxable year that applies to such Redetermination that constitutes UNREGCO Basket Interest and UNREGCO Non-Basket Interest, and

                      (ix) the amount of any payment that one party is obligated to pay the other pursuant to Section 5.6(g) or 5.6(h) after applying Section 5.6(e)(iii)-(viii).

If UNREGCO disagrees with any item on such notice, UNREGCO may invoke the resolution procedures of Section 8.3.

         (f) Temporary Tax Adjustment Payment Balance.

                      (i) At any given time, the "Temporary Tax Adjustment Payment Balance" equals the sum of the values of the payments that have been made pursuant to Section 5.6(g).

                      (ii) The value of a payment that is made pursuant to
Section 5.6(g) equals the amount of the payment.

                      (iii) A payment from UNREGCO to REI (or its successor REGCO) pursuant to Section 5.6(g) shall be treated as a positive amount, and a payment from REI (or its successor REGCO) to UNREGCO pursuant to Section 5.6(g) shall be treated as a negative amount.

                      (iv) For purposes of computing the Temporary Tax Adjustment Payment Balance pursuant to this Section 5.6(g),

                         (A) positive values and negative values shall offset
one another and

                         (B) the Temporary Tax Adjustment Payment Balance may be
a negative amount.

                  (g) Temporary Tax Adjustment Payment. Within 15 days after REI (or its successor REGCO) provides a notice pursuant to Section 5.6(e), REI (or its successor REGCO) shall make a payment to UNREGCO, or UNREGCO shall make a payment (the "Temporary Tax Adjustment Payment") to REI (or its successor REGCO), as the case may be, in an amount such that after the value of such Temporary Tax Adjustment Payment is added to the existing Temporary Tax Adjustment Payment Balance, the following is true:

                      (i) if the Temporary Tax Adjustment Balance is less than negative one million ($-1,000,000), then the Temporary Tax Adjustment Payment Balance equals the amount, represented by a negative value, by which the Temporary Tax Adjustment Balance is less than negative one million ($-1,000,000),

                      (ii) if the Temporary Tax Adjustment Balance equals an amount greater than or equal to negative one million ($-1,000,000) and less than or equal to positive fifteen million ($15,000,000), then the Temporary Tax Adjustment Payment Balance equals zero and

                      (iii) if the Temporary Tax Adjustment Balance equals an amount that is greater than positive fifteen million ($15,000,000), then the Temporary Tax Adjustment Payment Balance equals the amount by which the Temporary Tax Adjustment Balance is greater than positive fifteen million ($15,000,000).

Exhibit 1 illustrates examples of calculations under Section 5.6.

                  (h) Interest Payments.

                      (i) UNREGCO Interest. For each taxable year that applies to a Redetermination relating to a Pre-Distribution Period or Straddle Period of the REI Consolidated Group (or successor REGCO Consolidated Group), the portion of Redetermination Interest that constitutes UNREGCO Interest shall be determined as follows:

                         (A) if the sum of the values of the Temporary Tax
Adjustments for a taxable year are negative and if the sum of the values of the Tax Adjustments (ignoring the value of the Temporary Tax Adjustments) for such taxable year are positive, then

                             (I) if the Redetermination Interest is a positive
amount, no amount of such Redetermination Interest constitutes UNREGCO Interest, and

                             (II) if the Redetermination Interest is a negative
amount, all of such Redetermination Interest constitutes UNREGCO Interest.

                         (B) if the sum of the values of the Temporary Tax
Adjustments for a taxable year are positive and if the sum of the values of the Tax Adjustments (ignoring the value of the Temporary Tax Adjustments) for such taxable year are negative, then

                             (I) if the Redetermination Interest is a positive
amount, all of such Redetermination Interest constitutes UNREGCO Interest, and

                             (II) if the Redetermination Interest is a negative
amount, none of such Redetermination Interest constitutes UNREGCO Interest.

                         (C) if the sum of the values of the Temporary Tax
Adjustments for a taxable year are positive and if the sum of the values of the Tax Adjustments (ignoring the value of the Temporary Tax Adjustments) for such taxable year are positive, then

                             (I) if the Redetermination Interest is a positive
amount, then UNREGCO Interest equals the product of (1) the value of the Redetermination Interest and (2) the absolute value of the quotient of the sum of the values of Temporary Tax Adjustments for such taxable year divided by the Redetermination Tax for such taxable year, and

                             (II) if the Redetermination Interest is a negative
amount, then none of such Redetermination Interest constitutes UNREGCO Interest.

                         (D) if the sum of the values of the Temporary Tax
Adjustments for a taxable year are negative and if the sum of the values of the Tax Adjustments (ignoring the value of the Temporary Tax Adjustments) for such taxable year are negative, then

                             (I) if the Redetermination Interest is a positive
amount, then none of such Redetermination Interest constitutes UNREGCO Interest, and

                             (II) if the Redetermination Interest is a negative
amount, then UNREGCO Interest equals the product of (1) the value of the Redetermination Interest and (2) the absolute value of the quotient of the sum of the values of Temporary Tax Adjustments for such taxable year divided by the Redetermination Tax for such taxable year.

                  (ii) UNREGCO Basket Interest. UNREGCO Basket Interest shall constitute a Temporary Tax Adjustment, regardless of whether the conditions of
Section 5.6(a) or (b) are met. The value of UNREGCO Basket Interest equals the amount of such UNREGCO Basket Interest. UNREGCO Basket Interest that represents a portion of the Redetermination Interest that the REI Consolidated Group (or successor REGCO Consolidated Group) paid shall be treated as a positive amount, and UNREGCO Basket Interest that represents a portion of the Redetermination Interest that the REI Consolidated Group (or successor REGCO Consolidated Group) received as a refund shall be treated as a negative amount.

                  (iii) UNREGCO Non-Basket Interest.

                         (A) UNREGCO Non-Basket Interest shall not constitute a
Temporary Tax Adjustment. The value of UNREGCO Non-Basket Interest equals the amount of such UNREGCO Non-Basket Interest. UNREGCO Non-Basket Interest that represents a portion of the Redetermination Interest that the REI Consolidated Group (or successor REGCO Consolidated Group) paid shall be treated as a positive amount, and UNREGCO Non-Basket Interest that represents a portion of the Redetermination Interest that the REI Consolidated Group (or successor REGCO Consolidated Group) received as a refund shall be treated as a negative amount.

                      (B) Within 15 days after REI (or its successor REGCO) provides a notice pursuant to Section 5.6(e), then

                          (I) if the value of the UNREGCO Non-Basket Interest
for a taxable year that applies to the Redetermination is positive, UNREGCO shall make a payment to REI (or its successor REGCO) equal to the value of the UNREGCO Non-Basket Interest for such taxable year, and

                          (II) if the value of the UNREGCO Non-Basket Interest
for a taxable year that applies to the Redetermination is negative, REI (or its successor REGCO) shall make a payment to REI (or its successor REGCO) equal to the absolute value of the UNREGCO Non-Basket Interest for such taxable year.

                  5.7 Continuing Covenants. REI (for itself and each REI Affiliated Company), REGCO (for itself and each REGCO Affiliated Company) and UNREGCO (for itself and each UNREGCO Affiliated Company) agree (1) not to take any action reasonably expected to result in a new or changed Tax Item that is detrimental, and (2) to take any action reasonably requested by the other party that would reasonably be expected to result in a new or changed Tax Item that produces a benefit or avoids a detriment, provided that such action does not result in any additional cost not fully compensated for by the requesting party. The parties hereby acknowledge that the preceding sentence is not intended to limit, and therefore shall not apply to, the rights of the parties with respect to matters otherwise covered by this Agreement.

SECTION 6.        INDEMNIFICATION PROVISIONS.

                  6.1 General Indemnification. UNREGCO and each UNREGCO Affiliated Company shall jointly and severally indemnify REI, each REI Affiliated Company, REGCO, each REGCO Affiliated Company and their respective directors, officers and employees, and hold them harmless from and against any and all Taxes for which UNREGCO or any UNREGCO Affiliated Company is liable under this Agreement and any loss, cost, damage or expense, including reasonable attorneys' fees and costs, that is attributable to, or results from, the failure of UNREGCO, any UNREGCO Affiliated Company or any of their respective directors, officers, or employees to make any payment required to be made under this Agreement. REI, each REI Affiliated Company, REGCO and each REGCO Affiliated Company shall jointly and severally indemnify UNREGCO, each UNREGCO Affiliated Company and their respective directors, officers and employees, and hold them harmless from and against any and all Taxes for which REGCO or any REGCO Affiliated Company is liable under this Agreement and any loss, cost, damage or expense, including reasonable attorneys' fees and costs, that is attributable to, or results from the failure of REI, any REI Affiliated Company, REGCO any REGCO Affiliated Company or any of their directors, officers or employees to make any payment required to be made under this Agreement.

                  6.2 Spinoff Indemnification.

                  (a) In General. Notwithstanding anything herein or in the Tax Sharing Agreement to the contrary, the provisions of this Section 6 shall govern all matters among the parties hereto related to an Indemnified Liability (as defined in Section 6.3 below) and an Indemnity Amount (as defined in Section 6.5 below).

                  (b) Continued Conduct of Business. During the Restricted Period, each of REI, each REI Affiliated Entity, REGCO, each REGCO Affiliated Entity, UNREGCO and each UNREGCO Affiliated Entity agree that it (i) will not cause or permit to be caused a change in its Control (ii) nor cease the active conduct of its trade or business within the meaning of Section 355(b) of the Code to the extent the existence of such trade or business was necessary to a conclusion reached by the Service in the Initial Private Letter Ruling, unless expressly required or permitted pursuant to the Master Separation Agreement or unless, for actions after the Distribution Date, REI (or its successor REGCO) or UNREGCO first obtains, and permits the other party (UNREGCO or REI (or its successor REGCO), as the case may be) to review, a supplemental ruling from the Service, that such action or non-action referred to in this Section 6.2(b), will not affect the qualification of the First Spinoff and the Spinoff under Section 355 of the Code.

                  (c) Ruling Requirement for Major Transactions Undertaken during the Restricted Period. During the Restricted Period, REI, REGCO, and UNREGCO will not enter into any of the following transactions, or enter into any other transaction ("Prohibited Transaction") which, by itself or in the aggregate, may cause the First Distribution or Distribution to be treated as part of a plan pursuant to which one or more persons acquire directly or indirectly stock representing Control of REI, REGCO or UNREGCO, as the case may be, within the meaning of Code Section 355(e):

                      (i) merge or consolidate with or into any other corporation;

                      (ii) liquidate or partially liquidate (within the meaning of such terms as defined in Section 346 and Section 302, respectively, of the
Code);

                      (iii) sell or transfer all or substantially all its assets (within the meaning of Rev. Proc. 77-37, 1977-2 C.B. 568) in a single transaction or series of related transactions;

                      (iv) redeem or otherwise repurchase any of REGCO or UNREGCO's capital stock; or

                      (v) make any change in its equity structure (including stock issuances, pursuant to the exercise of options or otherwise, option grants, the adoption of, or authorization of shares under a stock option plan, capital contributions or acquisition but not including the Distribution),

(actions (i), (ii), (iii), (iv) and (v) and the Prohibited Transactions are collectively referred to as the "Prohibited Acts"), unless expressly required or permitted pursuant to the Master Separation Agreement or unless for actions after the Distribution Date, REI (or its successor REGCO) or UNREGCO first obtains, and permits the other party (UNREGCO or REGCO, as the case may

be) to review, a supplemental ruling from the Service, that such transaction, and any transaction related thereto, will not affect the qualification of the First Spinoff and the Spinoff under Section 355 of the Code.

                  (d) Indemnification Obligation. If REI, REGCO or UNREGCO breaches any representations set forth in Section 3 of this Agreement or takes any action or enters into any agreement to take any action, including, without limitation, any breach of Sections 6.2(b) and (c), and the First Spinoff or Spinoff shall fail to qualify under Section 355 of the Code as a result of such action or actions, then such party (the "Indemnifying Party") shall indemnify and hold harmless the other party against any and all federal, state and local taxes, interest, penalties and additions to Tax imposed upon or incurred by REI, the REI Consolidated Group, REGCO, the REGCO Consolidated Group, UNREGCO or the UNREGCO Consolidated Group, as the case may be, (each such party an "Indemnitee") as a result of the failure of the First Spinoff or the Spinoff to so qualify to the extent provided herein.

                  6.3 Indemnified Liability - First Spinoff and Spinoff. For purposes of this Agreement, the term "Indemnified Liability" means any liability imposed upon or incurred by (1) REI, any member of the REI Group, REGCO or any member of the REGCO Group for which REI, REGCO or any other member of the REI Group or REGCO Group is indemnified and held harmless under Section 6.2, or (2) UNREGCO or any member of the UNREGCO Group, for which UNREGCO or any other member of the UNREGCO Group is indemnified and held harmless under Section 6.2, but in either case (1) or (2) shall not refer to the amount of such liability.

                  6.4 Amount of Indemnified Liability for Income Taxes - First Spinoff and Spinoff. The amount of an Indemnified Liability for a federal or state Tax incurred by an Indemnitee based on or determined with reference to income shall be deemed to be the amount of Tax computed by multiplying (i) the taxing jurisdiction's highest effective Tax rate applicable to Indemnitee for the character of the Tax Item subject to Tax as a result of the failure of the First Spinoff and/or Spinoff to qualify under Section 355 of the Code for the taxable period in which the First Spinoff and/or Spinoff occurs, times (ii) the gain or income of Indemnitee which is subject to Tax in the taxing jurisdiction as a result of the failure of the First Spinoff and/or Spinoff to qualify under
Section 355 of the Code, and (iii) in the case of a state, times the percentage representing the extent to which such gain or income is apportioned or allocated to such state; provided, however, that in the case of a state Tax determined as a percentage of Federal Income Tax liability, the amount of Indemnified Liability shall be deemed to be the amount of Tax computed by multiplying (x) that state's highest effective rate applicable to Indemnitee for the character of the Tax Item subject to Tax as a result of the failure of the First Spinoff and/or Spinoff to qualify under Section 355 of the Code for the taxable period in which the First Spinoff and/or Spinoff occurs, times (y) the amount of deemed Federal Income Tax (whether or not incurred) imposed upon Indemnitee from the failure of the First Spinoff and/or Spinoff to qualify under Section 355 of the Code computed in accordance with this Section 6.4, times (z) the percentage representing the extent to which the gain or income required to be recognized on the First Spinoff and/or Spinoff is apportioned to such state.

                  6.5 Indemnity Amount - First Spinoff and Spinoff. With respect to any Spinoff Indemnified Liability, the amount which the Indemnifying Party shall pay to Indemnitee as indemnification (the "Indemnity Amount") shall be the sum of (i) the amount of the Indemnified Liability, as determined under Section 6.4, (ii) any penalties and interest imposed with respect to the Indemnified Liability and
(iii) an amount such that when the sum of the amounts set forth in clauses (i),
(ii) and this clause (iii) of this Section 6.5 are reduced by all Taxes imposed as a result of the receipt of such sum, (taking into account any related current credits or deductions payable by the Indemnitee or any of its Affiliated Companies under any law or governmental authority) the reduced amount is equal to the sum of the amounts set forth in clauses (i) and (ii) of this Section 6.5.

                  6.6 Indemnity Alternate Remedy - First Spinoff and Spinoff. Each of REI (or its successor REGCO) and UNREGCO, recognizes that any failure by it or any REI Affiliated Company (or REGCO Affiliated Company) or UNREGCO Affiliated Company to comply with its obligations under this Section 6 may result in additional Taxes which could cause irreparable harm to REI (or its successor REGCO) and its shareholders, the REI Affiliated Companies (or REGCO Affiliated Companies), and/or UNREGCO and the UNREGCO Affiliated Companies, and that such entities may be inadequately compensated by monetary damages for such failure. Accordingly, if (A) (i) a party shall fail to comply with any obligation under this Section 6 which would be reasonably foreseeable to result in any additional Taxes, and (ii) such party shall fail to provide the other party with a written legal opinion of a Tax Expert that the failure to comply with such obligation will not result in any increase in Taxes of REGCO and its shareholders, any REI Affiliated Company (or REGCO Affiliated Company), UNREGCO or any UNREGCO Affiliated Company, as the case may be, and such opinion is provided to such party for its review and approval, which approval will not be unreasonably withheld, or if (B) it is probable in the written legal opinion of a Tax Expert that the failure by such party to comply with any such obligation under this Section 6 will result in an Indemnified Liability under this Agreement and the Indemnifying Party fails to provide Adequate Assurances to the Indemnitee of its ability to pay the Indemnity Amount under this Agreement, then REI (or its successor REGCO) or UNREGCO, as the case may be, shall be entitled to injunctive relief in addition to all other remedies.

                  6.7 Indemnity Payments.

                  (a) In General. Except as otherwise provided under this Agreement, to the extent that the Indemnifying Party has an indemnification or payment obligation to the Indemnitee pursuant to this Agreement, the Indemnitee shall provide the Indemnifying Party with its calculation of the amount of such indemnification payment. Such calculation shall provide sufficient detail to permit the Indemnifying Party to reasonably understand the calculations. All indemnification payments shall be made to the Indemnitee or to the appropriate Tax Authority as specified by the Indemnitee within the time prescribed for payment in this Agreement, or if no period is prescribed, within thirty (30) days after delivery by the Indemnitee to the Indemnifying Party of written notice of a payment, or if such liability is contested pursuant to Section 7.3 of this Agreement, within thirty (30) days of the incurrence of such an amount based on a Final Determination, together with a computation of the amounts due. Any disputes with respect to indemnification payments shall be resolved in accordance with Section 8.11 below.

                  (b) Electronic Payments. Any payment required under this Agreement in an amount in excess of one million dollars ($1,000,000.00) shall be made by electronic funds transfer of immediately available funds.

                  6.8 Prompt Performance. All actions required to be taken by any party under this Agreement shall be performed within the time prescribed for performance in this Agreement, or if no period is prescribed, such actions shall be performed promptly.

                  6.9 Interest. Payments pursuant to this Agreement that are not made within the period prescribed in Section 6.7(a) shall bear interest for the period from and including the date immediately following the last date of the period through and including the date of payment at a per annum rate equal to the prime rate as published in The Wall Street Journal on the date of determination, plus two percent (2%). Such interest will be payable at the same time as the payment to which it relates and shall be calculated on the basis of a year of 365 days and the actual number of days for which due.

                  6.10 Tax Records. The parties to this Agreement hereby agree to retain and provide on proper demand by any Taxing Authority (subject to any applicable privileges) the books, records, documentation and other information relating to any Tax Return until the later of (a) the expiration of the applicable statute of limitations (giving effect to any extension, waiver or mitigation thereof), (b) the date specified in an applicable records retention agreement entered into with the Service and (c) in the event any claim is made under this Agreement for which such information is relevant, until a Final Determination with respect to such claim. Notwithstanding the prior sentence, no party may destroy any such records without the approval of all other parties to this Agreement.

SECTION 7.        AUDITS AND CONTEST RIGHTS.

                  7.1 In General

                  (a) Upon the termination of UNREGCO and the UNREGCO Affiliated Companies as members of the REI Consolidated Group, the Tax Sharing Agreement and this Agreement shall apply with respect to any period (or portion thereof) in which the income of the terminating member is included in an REI Consolidated Return. Subject to Section 2.2(c) of this Agreement, the terminating member shall cooperate and provide reasonable access to books, records and other information needed in connection with Audits, administrative proceedings, litigation and other similar matters related to periods in which the member was a member of the REI Consolidated Group.

                  (b) Except as otherwise provided in this Agreement, the respective Filing Party shall have the right to control, contest, and represent the interests of REI, any REI Affiliated Company, REGCO, any REGCO Affiliated Company, UNREGCO or any UNREGCO Affiliated Company in any Audit relating to any Tax Return that the Filing Party is responsible for filing under Section 2.1 of this Agreement and to resolve, settle or agree to any deficiency, claim or adjustment proposed, asserted or assessed in connection with or as a result of any such Audit. Except as otherwise provided in this Agreement, the Filing Party's rights shall extend to any matter pertaining to the management and control of an Audit, including execution of waivers, choice of forum, scheduling of conferences and the resolution of any Tax Item.

                  7.2 Notice. If, after the date of this Agreement, REI (or any REI Affiliated Company), REGCO (or any REGCO Affiliated Company) or UNREGCO (or any UNREGCO Affiliated Company) receives written notice of, or relating to, an Audit from a Tax Authority that asserts, proposes or recommends a deficiency, claim or adjustment that, if sustained, could result in a Redetermination of Taxes for which the other party is responsible under this Agreement, then the party receiving such notice shall provide a copy of such notice to such other party within ten (10) days of receipt thereof.

                  7.3 Contests.

                  (a) If any Tax Authority asserts, proposes or recommends a deficiency, claim or adjustment that, if sustained, could lead to a Redetermination that (i) could result in Taxes for which the Non-Filing Party is responsible under this Agreement, (ii) could result in an increased Tax liability for the Non-Filing Party for future Tax periods or (iii) could result in a payment obligation for the Non-Filing Party under this Agreement (collectively, "Non-Filing Party Responsible Taxes"), then upon request by the Non-Filing Party, the Filing Party shall contest, or continue to contest, any deficiency, claim or adjustment and the Filing Party shall keep the Non-Filing Party informed in a timely manner reasonably in advance of all actions taken or proposed to be taken by the Filing Party in connection with such deficiency, claim or adjustment.

                  (b) In the case of an Audit with respect to any Tax Item for which a Redetermination could result in Non-Filing Party Responsible Taxes, the Filing Party shall:

                                    (1) in the case of any material
                  correspondence or filing submitted to the Tax Authority or any judicial authority that relates to the merits of such deficiency, claim or adjustment (i) reasonably in advance of such submission, but subject to applicable time constraints imposed by such Tax Authority or judicial authority, provide the Non-Filing Party with a draft copy of the portion of such correspondence or filing that relates to such deficiency, claim or adjustment, (ii) incorporate, subject to applicable time constraints imposed by such Tax Authority or judicial authority and the review and approval by the Filing Party, the Non-Filing Party's comments and changes on such draft copy of such correspondence or filing, and (iii) provide the Non-Filing Party with a final copy of the portion of such correspondence or filing that relates to such deficiency, claim or adjustment;

                                    (2) provide the Non-Filing Party with notice
                  reasonably in advance of, and the Non-Filing Party shall have the right to attend, any meetings with the Tax Authority (including meetings with examiners) or hearings or proceedings before any judicial authority to the extent they relate to such deficiency, claim or adjustment; and

                                    (3) at the Filing Party's reasonable request
                  (or upon the Filing Party's consent to a request by the Non-Filing Party, which consent shall not be unreasonably withheld), the Non-Filing Party shall assume responsibility for (i) contesting and presenting the merits with respect to any deficiency, claim or adjustment that, if sustained, would result in Non-Filing Party Responsible Taxes, or (ii) resolving, settling or agreeing to any such deficiency, claim or adjustment. Any such request (or consent) by the Filing Party shall be subject to the Non-Filing Party's continued compliance with the conditions of Section 7.4 of this Agreement and to such other conditions as the Filing Party and Non-Filing Party reasonably agree.

                  7.4 Limitations.

                  (a) In General. Except with respect to a deficiency, claim or adjustment that relates to a Redetermination that could result in Non-Filing Party Responsible Taxes, the Filing Party shall have no obligation to contest, or to continue to contest, any deficiency, claim or adjustment in accordance with Section 7.3, and the Non-Filing Party shall have no right to control or participate under Section 7.3 of this Agreement unless:

                           (I) the Non-Filing Party shall have agreed to be
bound by a Final Determination of such deficiency, claim or adjustment;

                           (II) the Non-Filing Party shall have agreed to pay,
and shall be currently paying, all reasonable out of pocket costs and expenses incurred by the Filing Party to contest such deficiency, claim or assessment including reasonable outside attorneys', accountants' and investigatory fees and disbursements;

                           (III) the Non-Filing Party shall have advanced to the
Filing Party, on an interest-free basis (and with no additional net after-Tax cost to the Filing Party), the amount of Tax in controversy (but not in excess of the lesser of (A) the amount of Tax for which the Non-Filing Party could be liable under this Agreement or (B) the amounts actually expended by the Filing Party for this item) to the extent necessary for the contest to proceed in the forum selected by the Non-Filing Party;

                           (IV) the Non-Filing Party shall have provided to the
Filing Party all documents and information, and shall have made available employees and officers of the Non-Filing Party, as may be necessary, useful or reasonably required by the Filing Party in contesting such deficiency, claim or adjustment; and

                           (V) the contest of such deficiency, claim or
adjustment shall involve no material danger of the sale, forfeiture or loss of, or the creation of any lien on, any asset of the Filing Party (except if the Non-Filing Party shall have adequately bonded such lien or otherwise made provision to protect the interests of the Filing Party in a manner reasonably satisfactory to the Filing Party).

                  (b) Settlement. Notwithstanding Section 7.4(a), the Filing Party, with respect to Tax Returns that it is responsible for filing under
Section 2.1, may resolve, settle or agree to any deficiency, claim or adjustment proposed, asserted or assessed in connection with any Audit of such Tax Returns, if, with respect to any Non-Filing Party Responsible Taxes, the Filing Party has provided the Non-Filing Party with a reasonable opportunity to review a copy of that portion of the settlement or compromise proposal which relates to the claim for which the Filing Party is seeking indemnification hereunder; provided, that if (a) the Filing Party fails to provide the Non-Filing Party such a reasonable opportunity to review such portion of such proposal, or (b) after such reasonable opportunity to review such proposal the Non-Filing Party in writing reasonably withholds its consent to all or part of such settlement or compromise proposal, then, the Non-Filing Party shall not be obligated to indemnify the Filing Party hereunder to the extent of the amount attributable to the loss to which such settlement or compromise relates as to which the Non-Filing Party has reasonably withheld its consent, or with respect to any other loss for which a successful contest is foreclosed because of such settlement or compromise as to which the Non-Filing Party has reasonably withheld its consent. If the Filing Party effects a settlement or compromise of such contest, notwithstanding that the Non-Filing Party has reasonably withheld its consent thereto, the Filing Party shall repay to the Non-Filing Party such amounts that the Non-Filing Party advanced pursuant to Section 7.4(a)(3) hereof as relate to such claim, to the extent that the Non-Filing Party has reasonably withheld its consent to the settlement or compromise thereof (together with interest at the prime rate as published in the Wall Street Journal on any such amount paid by the Non-Filing Party from the date paid by Lessee to the date repaid by the Filing Party).

                  (c) Waiver. Notwithstanding any other provision of this
Section 7.4, the Filing Party may resolve, settle, or agree to any deficiency, claim or adjustment for any taxable period if the Filing Party waives it right to indemnity, if any, with respect to such Tax Item. In such event, the Filing Party shall promptly reimburse the Non-Filing Party for all amounts previously advanced by the Non-Filing Party to the Filing Party in connection with such deficiency, claim or adjustment under Section 7.4(a)(3) of this Agreement. In addition, the Filing Party shall reimburse the Non-Filing Party for any Tax Detriment that directly results from the settlement of such deficiency, claim or adjustment. No waiver by the Filing Party under this Section 7.4(c) with respect to any deficiency, claim or adjustment relating to any single Tax Item, position, issue or transaction or relating to any single Tax for any one taxable period shall operate as a waiver with respect to any other deficiency, claim or adjustment.

                  7.5 Failure to Notify, Etc. The failure of the Filing Party promptly to notify the Non-Filing Party of any matter relating to a particular Tax for a taxable period or to take any action specified in Section 7.3 of this Agreement shall not relieve the Non-Filing Party of any liability and/or obligation which it may have to the Filing Party under this Agreement with respect to such Tax for such taxable period except to the extent that the Non-Filing Party's rights hereunder are materially prejudiced by such failure and in no event shall such failure relieve the Non-Filing Party of any other liability and/or obligation which it may have to the Filing Party.

                  7.6 Remedies. Except as otherwise provided in this Agreement, the parties hereby agree that the sole and exclusive remedy for a breach by the Filing Party of the Filing Party's obligations to the Non-Filing Party with respect to a deficiency, claim or adjustment relating to the redetermination of a Tax Item of the Non-Filing Party for a taxable period shall first be a reduction in the amount that would otherwise be payable by the Non-Filing Party for such taxable period and then an increase in amount that would otherwise be payable by the Filing Party for such taxable period, in either case because of the breach. The parties further agree that no claim against the Filing Party and no defense to the Non-Filing Party's liabilities to the Filing Party under this Agreement shall arise from the resolution by the Filing Party of any deficiency, claim or adjustment relating to the Redetermination of any Tax Item of the Filing Party for which the Non-Filing Party is not liable under this Agreement.

SECTION 8.        MISCELLANEOUS.

                  8.1 Effectiveness. This Agreement shall become effective as of January 1, 2001.

                  8.2 Renegotiation for Delayed Distribution. If the Distribution does not occur on or before December 31, 2001, REI (or its successor REGCO) and UNREGCO shall negotiate any changes to this Agreement that may be necessary in light of the fact that the Distribution did not occur in 2001.

                  8.3 Resolution Procedures.

                  (a) If another section of this Agreement grants to REI (or its successor REGCO) or to UNREGCO the right to invoke the resolution procedures of this Section 8.3 to disagree with an amount, allocation, characterization or other item of information provided to it by the other party and if within 15 days of receiving notice of such amount, allocation, characterization or other item of information, REI (or its successor REGCO) or UNREGCO, as the case may be, invokes the resolution procedures of this Section 8.3 by sending written notice to the other party, then

                      (i) the parties shall jointly select a Tax Expert to determine the correct amount, allocation or other information that is in dispute,

                      (ii) the parties shall share the costs of such Tax Expert equally,

                      (iii) the parties agree to be bound by the decision reached by the Tax Expert,

                      (iv) the due date of a payment based on or equal to an amount, allocation or other information that is being determined by the Tax Expert pursuant to this Section 8.3(a) shall be extended to the date that is 5 days after the Tax Expert renders a decision as to the correct amount, allocation, characterization or other item of information and

                      (v) if the otherwise applicable due date of payment is extended pursuant to Section 8.3(a)(iv), then the party making such payment shall add to the amount of such payment (as determined in accordance with the determination by the Tax Expert under this Section 8.3(a)) interest for the period of such extension. The amount of interest that accrues during such extension period shall be computed in accordance with the procedures set forth in Section 6.9.

                  (b) If another section of this Agreement grants to REI (or its successor REGCO) or to UNREGCO, as the case may be, the right to invoke the resolution procedures of this Section 8.3 to disagree with an amount, allocation, characterization or other item of information provided to it by the other party and REI (or its successor REGCO) or UNREGCO, as the case may be, does not invoke the resolution procedures of this Section 8.3 within 15 days of receiving notice of such amount, allocation, characterization or other item of information, then the amount, allocation, characterization or other item of information provided to REI (or its successor REGCO) or to UNREGCO by the other party shall be deemed conclusive and correct as between REI (or its successor REGCO) and UNREGCO.

                  8.4 Notices. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or (ii) if mailed registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent or (iv) if sent by facsimile or other generally accepted means of electronic transmission, on the date confirmation of transmission is received (provided that a copy of any notice delivered pursuant to this clause (iv) shall also be sent pursuant to clause (ii) or (iii)), addressed to the attention of the addressee's General Counsel at the address of its principal executive office or to such other address or facsimile number for a party as it shall have specified by like notice.

                  8.5 Changes in Law.

                  (a) Any reference to a provision of the Code or a law of another jurisdiction shall include a reference to any applicable successor provision or law.

                  (b) If, due to any change in applicable law or regulations or their interpretation by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated thereby shall become impracticable or impossible, the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

                  8.6 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may not be assigned by any party hereto.

                  8.7 Affiliated Companies. REI (or as successors, REGCO and any REGCO Affiliated Company) shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any REI or REGCO Affiliated Company, and UNREGCO shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any UNREGCO Affiliated Company.

                  8.8 Authorization, Etc. Each of the parties hereto hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of such party, that this Agreement constitutes a legal, valid and binding obligation of each such party and that the execution, delivery and performance of this Agreement by such party does not contravene or conflict with any provision of law or of its charter or bylaws or any agreement, instrument or order binding on such party.

                  8.9 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof.

                  8.10 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas as to all matters regardless of the law that might otherwise govern under the principles of conflicts of law applicable thereto.

                  8.11 Dispute Resolution. Except for disputes, controversies or claims within the scope of Section 8.3, the resolution of any and all disputes arising from or in connection with this Agreement shall be governed by and settled in accordance with the provisions of Article IX of the Master Separation Agreement.

                  8.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                  8.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction (or an arbitrator or arbitration panel) to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such which may be hereafter declared invalid, void, or unenforceable. In the event that any such term, provision, covenant or restriction is held to be invalid, void or unenforceable, the parties hereto shall use their best efforts to find and employ an alternate means to achieve the same or substantially the same result as that contemplated by such terms, provisions, covenant, or restriction.

                  8.14 No Third Party Beneficiaries. This Agreement is solely for the benefit of REI, REI Affiliated Companies, REGCO, the REGCO Affiliated Companies, UNREGCO and the UNREGCO Affiliated Companies. This Agreement should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other rights in excess of those existing without this Agreement.

                  8.15 Waivers, Etc. No failure or delay on the part of the parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless the same shall be in writing.

                  8.16 Setoff. All payments to be made by any party under this Agreement may be netted against payments due to such party under this Agreement, but otherwise shall be made without setoff, counterclaim or withholding, all of which are hereby expressly waived.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.


                               RELIANT ENERGY, INCORPORATED
                               On behalf of Itself and Its Affiliated Companies


                               By:
                                  --------------------------------------------
                               Name:
                               Title:


                               RELIANT RESOURCES, INC.
                               On behalf of Itself and Its Affiliated Companies


                               By:
                                  ---------------------------------------------
                               Name:
                               Title:

TAX ALLOCATION AGREEMENT
EXAMPLES OF CALCULATIONS PURSUANT TO SECTIONS 5.6 (c), (d), (f), AND (g). (ALL AMOUNTS IN $000)

EXAMPLE 1

FACTS:

1. As a result of a Redetermination ("First Redetermination") for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment ("First Temporary Tax Adjustment") with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2. As a result of a Redetermination ("Second Redetermination") for the REI Consolidated Group Consolidated Return for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment ("Second Temporary Tax Adjustment") with a positive value arises from a decrease of $142,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.



CALCULATIONS FOR FIRST REDETERMINATION:


Step 1:  calculate value of First Temporary Tax Adjustment pursuant to
         Section 5.6(c):



               First Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated
               Return for the year 1999                                                    $(22,857)


               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such First Temporary Tax Adjustment
               relates                                                                           35%
                                                                                           --------
               Value of First Temporary Tax Adjustment                                     $ (8,000)
                                                                                           --------


Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):



               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to
               Section 5.6(c)                                                              $     0

               Value of First Temporary Tax Adjustment pursuant to Section 5.6(c)          $(8,000)
               (First Redetermination, Step 1)                                             -------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)                 $(8,000)
                                                                                           -------



Step 3:  calculate Temporary Tax Adjustment Payment Balance pursuant to
         Section 5.6(f):


               The cumulative value of the Temporary Tax Adjustment Payments that have occurred  prior to the First Redetermination pursuant
               to 5.6(f)(i)                                                                $     0

               First Redetermination - Temporary Tax Adjustment Payment from REI
               to Unregco (First Redetermination, Step 4)                                  $(7,000)
                                                                                           -------

               Temporary Tax Adjustment Payment Balance (post First Redetermination)       $(7,000)
                                                                                           -------




Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):



               Temporary Tax Adjustment Payment Balance immediately before First
               Redetermination                                                             $     0

               Temporary Tax Adjustment Balance (First Redetermination, Step 2)            $(8,000)
                                                                                           -------

               Amount by which Temporary Tax Adjustment Balance is less than
               (-$1,000), represented as a negative amount                                 $(7,000)

               Temporary Tax Adjustment Payment from REI to Unregco                        ($7,000)
                                                                                           -------


CALCULATIONS FOR SECOND REDETERMINATION:



Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):



               Second Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group
               Consolidated Return for the year 2000                                       $142,857

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such Temporary Tax Adjustment relates               35%
                                                                                           --------

               Value of Second Temporary Tax Adjustment                                    $ 50,000
                                                                                           --------




Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):


               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to Section
               5.6(c) (First Redetermination, Step 2)                                      $(8,000)

               Value of Second Temporary Tax Adjustment pursuant to Section
               5.6(c) (Second Redetermination, Step 1)                                     $50,000
                                                                                           -------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)                 $42,000
                                                                                           -------




Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):



               Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)    $ (7,000)

               Temporary Tax Adjustment Payment (Second Redetermination, Step 4)           $ 34,000
                                                                                           --------

               Temporary Tax Adjustment Payment Balance (post Second Redetermination)      $ 27,000
                                                                                           --------

Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):



               Temporary Tax Adjustment Balance (Second Redetermination, Step 2)           $ 42,000

               Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)    $ (7,000)

               Amount by which Temporary Tax Adjustment Balance is greater than $15,000    $ 27,000
                                                                                           --------

               Temporary Tax Adjustment Payment from Unregco to REI                        $ 34,000
                                                                                           --------

TAX ALLOCATION AGREEMENT
EXAMPLES OF CALCULATIONS PURSUANT TO SECTIONS 5.6 (c), (d), (f), AND (g). (ALL AMOUNTS IN $000)

EXAMPLE 2

FACTS:

1. As a result of a Redetermination ("First Redetermination") for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment ("First Temporary Tax Adjustment") with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2. As a result of a Redetermination ("Second Redetermination") for the REI Consolidated Group Consolidated Return for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment ("Second Temporary Tax Adjustment") with a positive value arises from a decrease of $14,286 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.


CALCULATIONS FOR FIRST REDETERMINATION:


Step 1: calculate value of First Temporary Tax Adjustment pursuant to Section 5.6(c):



               First Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for
               the year 1999                                                                          $(22,857)

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such First
               Temporary Tax Adjustment relates                                                             35%
                                                                                                      --------

               Value of First Temporary Tax Adjustment                                                $ (8,000)
                                                                                                      --------

Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):



               The cumulative value of the Temporary Tax Adjustments that have
               occurred prior to the First Redetermination pursuant to Section 5.6(c)                 $     0

               Value of First Temporary Tax Adjustment pursuant to Section 5.6(c) (First
               Redetermination, Step 1)                                                               $(8,000)
                                                                                                      -------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)                            $(8,000)
                                                                                                      -------



Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):



               The cumulative value of the Temporary Tax Adjustment Payments that have occurred prior to the First Redetermination pursuant
               to 5.6(f)(i)                                                                           $     0

               First Redetermination - Temporary Tax Adjustment Payment from REI to Unregco
               (First Redetermination, Step 4)                                                        $(7,000)
                                                                                                      -------

               Temporary Tax Adjustment Payment Balance (post First Redetermination)                  $(7,000)
                                                                                                      -------



Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):



               Temporary Tax Adjustment Payment Balance immediately before First Redetermination      $     0

               Temporary Tax Adjustment  Balance (First Redetermination, Step 2)                      $(8,000)
                                                                                                      -------

               Amount by which Temporary Tax Adjustment Balance is less than                          $(7,000)
               (-$1,000), represented as a negative amount

               Temporary Tax Adjustment Payment from REI to Unregco                                   $(7,000)
                                                                                                      -------

CALCULATIONS FOR SECOND REDETERMINATION:


Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):


               Second Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group
               Consolidated Return for the year 2000                                      $14,286

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such Second
               Temporary Tax Adjustment relates                                                35%
                                                                                          -------

               Value of Second Temporary Tax Adjustment                                   $ 5,000
                                                                                          -------




Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):



               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to
               Section 5.6(c) (First Redetermination, Step 2)                             $(8,000)

               Value of Second Temporary Tax Adjustment pursuant to
               Section 5.6(c) (Second Redetermination, Step 1)                            $ 5,000
                                                                                          -------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)                $(3,000)
                                                                                          -------




Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):


               Temporary Tax Adjustment Payment Balance (First Redetermination,
               Step 3)                                                                    $(7,000)

               Temporary Tax Adjustment Payment (Second Redetermination, Step 4)          $ 5,000
                                                                                          -------

               Temporary Tax Adjustment Payment Balance (post Second
               Redetermination)                                                           $(2,000)
                                                                                          -------

Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):



               Temporary Tax Adjustment Balance (Second Redetermination, Step 2)             $(3,000)
                                                                                             -------
               Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)      $(7,000)

               Amount by which Temporary Tax Adjustment Balance is less than $(1,000),
               represented as a negative amount                                              $(2,000)
                                                                                             -------


               Temporary Tax Adjustment Payment from Unregco to REI                          $ 5,000
                                                                                             -------

TAX ALLOCATION AGREEMENT
EXAMPLES OF CALCULATIONS PURSUANT TO SECTIONS 5.6 (c),(d),(f), AND (g). (ALL AMOUNTS IN $000)

EXAMPLE 3

FACTS:

1. As a result of a Redetermination ("First Redetermination") for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment ("First Temporary Tax Adjustment") with a positive value arises from a decrease of $ 142,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Returns for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2. As a result of a Redetermination ("Second Redetermination") for the REI Consolidated Group Consolidated Returns for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment ("Second Temporary Tax Adjustment") with a negative value arises from an increase of $ 22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.


CALCULATIONS FOR FIRST REDETERMINATION:


Step 1: calculate value of First Temporary Tax Adjustment pursuant to Section 5.6(c):



               First Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for
               the year 1999                                                           $142,857

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-distribution Period to which the
               Redetermination that produced such First
               Temporary Tax Adjustment relates                                              35%
                                                                                       --------

               Value of First Temporary Tax Adjustment                                 $ 50,000
                                                                                       --------

Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):



               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to
               Section 5.6(c)                                                          $     0

               Value of First Temporary Tax Adjustment pursuant to
               Section 5.6(c) (First Redetermination, Step 1)                          $50,000
                                                                                       -------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)             $50,000
                                                                                       -------



Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):



               The cumulative value of the Temporary Tax Adjustment Payments that have occurred prior to the First Redetermination pursuant
               to 5.6(f)(i)                                                            $     0

               First Redetermination - Temporary Tax Adjustment Payment from
               Unregco to REI (First Redetermination, Step 4)                          $35,000
                                                                                       -------

               Temporary Tax Adjustment Payment Balance (post First Redetermination)   $35,000
                                                                                       -------




Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):


               Temporary Tax Adjustment Balance immediately before First
               Redetermination                                                         $     0

               Temporary Tax Adjustment Balance (First Redetermination, Step 2)        $50,000
                                                                                       -------

               Amount by which Temporary Tax Adjustment Balance is greater             $35,000
               than $15,000

               Temporary Tax Adjustment Payment from Unregco to REI                    $35,000

CALCULATIONS FOR SECOND REDETERMINATION:


Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):



               Second Redetermination increase to items of expense from the amount reported on the REI Consolidated Group
               Consolidated Return for the year 2000                                 $(22,857)

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such Second
               Temporary Tax Adjustment relates                                            35%
                                                                                     --------

               Value of Second Temporary Tax Adjustment                              $ (8,000)
                                                                                     --------



Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):



               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to
               Section 5.6(c) (First Redetermination, Step 2)                        $50,000

               Value of Second Temporary Tax Adjustment pursuant to Section 5.6(c)
               (Second Redetermination, Step 1)                                      $(8,000)
                                                                                     --------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)           $42,000
                                                                                     -------




Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):



               Temporary Tax Adjustment Payment Balance (First Redetermination,
               Step 3)                                                               $ 35,000

               Temporary Tax Adjustment Payment (Second Redetermination, Step 4)     $ (8,000)
                                                                                     --------

               Temporary Tax Adjustment Payment Balance (post Second                 $ 27,000
               Redetermination)                                                      --------

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g)(i), (ii), or (iii):



               Temporary Tax Adjustment Balance (Second Redetermination,
               Step 2)                                                                    $ 42,000
                                                                                          --------


               Temporary Tax Adjustment Payment Balance (First Redetermination,
               Step 3)                                                                    $ 35,000

               Amount by which Temporary Tax Adjustment Balance is greater
               than $15,000                                                               $ 27,000
                                                                                          --------


               Temporary Tax Adjustment Payment from REI to Unregco                       $ (8,000)
                                                                                          --------

TAX ALLOCATION AGREEMENT
EXAMPLES OF CALCULATIONS PURSUANT TO SECTIONS 5.6 (c), (d), (f), AND (g). (ALL AMOUNTS IN $000)

EXAMPLE 4

FACTS:

1. As a result of a Redetermination ("First Redetermination") for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment ("First Temporary Tax Adjustment") with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2. As a result of a Redetermination ("Second Redetermination") for the REI Consolidated Group Consolidated Return for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment ("Second Temporary Tax Adjustment") with a positive value arises from a decrease of $28,571 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.



CALCULATIONS FOR FIRST REDETERMINATION:


Step 1:  calculate value of First Temporary Tax Adjustment pursuant to
         Section 5.6(c):



               First Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated
               Return for the year 1999                                                    $(22,857)

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such First Temporary Tax Adjustment
               relates                                                                           35%
                                                                                           --------
               Value of First Temporary Tax Adjustment                                     $ (8,000)
                                                                                           --------

Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):



               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to
               Section 5.6(c)                                                              $     0

               Value of First Temporary Tax Adjustment pursuant to Section 5.6(c)
               (First Redetermination, Step 1)                                             $(8,000)
                                                                                           -------
               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)                 $(8,000)
                                                                                           -------



Step 3:  calculate Temporary Tax Adjustment Payment Balance pursuant to
         Section 5.6(f):


               The cumulative value of the Temporary Tax Adjustment Payments that have occurred  prior to the First Redetermination pursuant
               to 5.6(f)(i)                                                                $     0

               First Redetermination - Temporary Tax Adjustment Payment from REI
               to Unregco (First Redetermination, Step 4)                                  $(7,000)
                                                                                           -------
               Temporary Tax Adjustment Payment Balance (post First Redetermination)       $(7,000)
                                                                                           -------


Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):



               Temporary Tax Adjustment Payment Balance immediately before First
               Redetermination                                                             $     0

               Temporary Tax Adjustment Balance (First Redetermination, Step 2)            $(8,000)
                                                                                           -------
               Amount by which Temporary Tax Adjustment Balance is less than
               (-$1,000), represented as a negative amount                                 $(7,000)

               Temporary Tax Adjustment Payment from REI to Unregco                        $(7,000)
                                                                                           -------

CALCULATIONS FOR SECOND REDETERMINATION:

Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):


               Second Redetermination decrease to items of expense from the amount reported on  the REI Consolidated Group
               Consolidated Return for the year 2000                                       $28,571

               Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the
               Redetermination that produced such Temporary Tax Adjustment relates              35%
                                                                                           -------
               Value of Second Temporary Tax Adjustment                                    $10,000
                                                                                           -------


Step 2:  determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):


               The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to Section
               5.6(c) (First Redetermination, Step 2)                                      $(8,000)

               Value of Second Temporary Tax Adjustment pursuant to Section 5.6(c)
               (Second Redetermination, Step 1)                                            $10,000
                                                                                           -------

               Temporary Tax Adjustment Balance pursuant to Section 5.6(d)                 $ 2,000
                                                                                           -------



Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):


               Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)    $(7,000)

               Temporary Tax Adjustment Payment (Second Redetermination, Step 4)           $ 7,000
                                                                                           -------
               Temporary Tax Adjustment Payment Balance (post Second Redetermination)      $     0
                                                                                           -------

Step 4:  calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):



               Temporary Tax Adjustment Balance (Second Redetermination, Step 2)           $ 2,000

               Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)    $(7,000)

               Needed value for Temporary Tax Adjustment Balance pursuant to
               Section 5.6(g)(ii)                                                          $     0
                                                                                           -------
               Temporary Tax Adjustment Payment from Unregco to REI                        $ 7,000
                                                                                           -------